UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Merit Medical Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 25, 2006

MERIT MEDICAL SYSTEMS, INC.

You are cordially invited to attend the Annual Meeting of Shareholders of Merit Medical Systems, Inc. (the “Company”), which will be held on Thursday, May 25, 2006, at 3:00 p.m., at the Company’s corporate offices at 1600 West Merit Parkway, South Jordan, Utah (the “Annual Meeting”), for the following purposes:

(1)            To elect four directors of the Company, to serve for terms of one, two or three years, as indicated in the enclosed proxy statement, or until their respective successors have been duly elected and qualified;

(2)            To consider and vote upon a proposal to amend the Merit Medical Systems, Inc. 1996 Employee Stock Purchase Plan and the Merit Services Non-Qualified Employee Stock Purchase Plan;

(3)            To consider and vote upon a proposal to approve the Merit Medical Systems, Inc. 2006 Long-Term Incentive Plan;

(4)            To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as independent auditor of the Company for the fiscal year ending December 31, 2006; and

(5)            To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 20, 2006 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors,

KENT W. STANGER
April 25, 2006	Chief Financial Officer, Secretary and Treasurer

IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please complete, date, sign and return the enclosed proxy without delay in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

MERIT MEDICAL SYSTEMS, INC.

1600 West Merit Parkway
South Jordan, Utah  84095

PROXY STATEMENT

Annual Meeting of Shareholders

May 25, 2006

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the shareholders of Merit Medical Systems, Inc., a Utah corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company of proxies from holders of outstanding shares of the Company’s common stock, no par value (the ”Common Stock”), for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 25, 2006, at 3:00 p.m., at the Company’s corporate offices at 1600 West Merit Parkway, South Jordan, Utah, and at any adjournment or postponement thereof (the “Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about April 25, 2006.

The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying materials. The Company has engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $20,000 in the aggregate. In addition to the solicitation of proxies by use of the mail, the directors, officers and employees of the Company, without receiving additional compensation, may solicit proxies personally or by telephone, electronic mail or facsimile. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of Common Stock held by those persons, and the Company will reimburse those brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

VOTING

The Board of Directors has fixed the close of business on April 20, 2006 as the Record Date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting (the “Record Date”). As of the Record Date, there were issued and outstanding 27,226,626 shares of Common Stock. The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting.

Proxies

Shares of the Common Stock that are entitled to be voted at the Annual Meeting and are represented by properly executed proxies will be voted in accordance with the instructions on those proxies. If no instructions are indicated, those shares will be voted FOR the election of each of the four director nominees for their respective terms, FOR the approval of the proposal to amend the Merit Medical Systems, Inc. 1996 Employee Stock Purchase Plan and the Merit Services Non-Qualified Employee Stock Purchase Plan, FOR the approval of the Merit Medical Systems, Inc. 2006 Long-Term Incentive Plan, FOR the ratification of the appointment of Deloitte & Touche LLP to be the Company’s independent auditor for the fiscal year ending December 31, 2006, and in the discretion of the proxy holder as to any other matters that may properly come before the Annual Meeting. A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with the Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby in person at the Annual Meeting.

Vote Required

A majority of the issued and outstanding shares of Common Stock entitled to vote, represented in person or by proxy, is required for a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as “represented” for the purpose of determining the presence or absence of a quorum.

Holders of shares of Common Stock are entitled to one vote at the Annual Meeting for each share of Common Stock held of record on the Record Date. In the election of directors, shareholders will not be allowed to cumulate their votes. The four director nominees receiving the highest number of votes will be elected. Under Utah law, once a quorum is established, the affirmative vote of a majority of the votes properly cast is required to approve the proposal to amend the Merit Medical Systems, Inc. 1996 Employee Stock Purchase Plan and the Merit Services Non-Qualified Employee Stock Purchase Plan, approve the adoption of the Merit Medical Systems, Inc. 2006 Long-Term Incentive Plan and ratify the appointment of Deloitte & Touche LLP as the independent auditor of the Company. Accordingly, abstentions and broker non-votes will not affect the outcome of any of the foregoing proposals. Any other matter presented for approval by the shareholders at the Annual Meeting will generally be approved if the number of votes cast in favor of a matter exceeds the number of votes cast in opposition. With respect to any such matter, abstentions and broker non-votes are not likely to affect the outcome of a vote on such matter.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

At the Annual Meeting, four directors of the Company are to be elected to serve for terms of one, two or three years as indicated below, or until their successors are duly elected and qualified. If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited by this proxy statement will be voted for other persons as may be designated by the present Board of Directors. The four nominees receiving the highest number of votes at the Annual Meeting will be elected.

Classification of Board of Directors

The Company’s Articles of Incorporation provide for the classification of the Board of Directors, also known as a “staggered board.”  The directors of the Company are divided into three classes, with the directors in each class serving a three-year term. The classes are staggered, with the terms of one-third of the directors, as near as possible, expiring at each annual shareholders meeting. Based upon the existing classification of the Board of Directors, the terms of Fred P. Lampropoulos and Kent W. Stanger are scheduled to expire in connection with the Annual Meeting.

In the course of preparing the slate of nominees for election at the Annual Meeting, the Nominating and Corporate Governance Committee of the Board of Directors (the “Governance Committee”) reviewed the current classification of the Board of Directors. Among other information, the Governance Committee noted that Messrs. Lampropoulos and Stanger, both of whom are executive officers of the Company and the only directors of the Company who are not “independent” for purposes of the listing standards adopted by the National Association of Securities Dealers, are currently placed in the same class of the Board of Directors. The Governance Committee also noted that, due to the election of Dr. Franklin J. Miller as a director of the Company at the annual meeting of shareholders of the Company held in 2005, Dr. Miller and Dr. Michael E. Stillabower, both of whom are practicing physicians and provide valuable industry perspective to the Board of Directors, are currently placed in the same class of the Board of Directors.

Following its review of the current classification of the Board of Directors, the Governance Committee recommended to the Board of Directors that the composition of the classes of the Board of Directors be readjusted, in an effort to encourage independence and diversity of perspective and experience within each of the three classes. After considering the recommendation of the Governance Committee, the Board of Directors unanimously accepted the recommendation. Accordingly, the Board of Directors proposes that, notwithstanding the fact that only the terms of Messrs. Lampropoulos and Stanger are scheduled to expire in connection with the Annual Meeting, Drs. Stillabower and Miller, whose terms would otherwise expire in 2008, also stand for re-election at the Annual Meeting, in order to adjust the classification of the Board of Directors as recommended by the Governance Committee. To facilitate the adoption of the Governance Committee’s recommendation, Drs. Stillabower and Miller have indicated their willingness to tender to the Board of Directors their resignation as directors in order to stand for election at the Annual Meeting for the terms recommended by the Governance Committee.

Based upon the foregoing, the Board of Directors has nominated the following directors of the Company for election at the Annual Meeting, with the terms of office set forth below:

Class A (term expiring in 2007):	Michael E. Stillabower, M.D.
Class B (term expiring in 2008):	Kent W. Stanger
Class C (terms expiring in 2009):	Fred P. Lampropoulos and Franklin J. Miller, M.D.

Nominees for Election as Directors

Certain information with respect to each director nominee is set forth below.

Fred P. Lampropoulos, 56, has been Chairman of the Board, Chief Executive Officer and President of the Company since its formation in July 1987. From 1983 to June 1987, Mr. Lampropoulos was Chairman of the Board and President of Utah Medical Products, Inc. (“Utah Medical”), a medical device company. Mr. Lampropoulos is nominated to serve a three-year term expiring in 2009.

Franklin J. Miller, M.D., 65, has been a director of the Company since May 2005. Since January 2002, Dr. Miller has been the Director of the Hereditary Hemorrhagic Telagiectasia (HHT) Clinic at the University of California San Diego (“UCSD”), one of twenty-eight worldwide clinics, and has also been a Professor of Interventional Radiology at UCSD. Since 1976, Dr. Miller has been a Professor of Radiology and Surgery at the University of Utah. He has also been the Director of the HHT Clinic in Utah since 1996.  From 1997 to March 2005, Dr. Miller served as a consultant to the Company, assisting in the testing and development of the Company’s products. Dr. Miller received a medical degree from Temple University in 1966, and served his residency and fellowship at Johns Hopkins Hospital from 1969-1973. Dr. Miller is nominated to serve a three-year term expiring in 2009.

Kent W. Stanger, 51, has been Chief Financial Officer, Secretary, Treasurer and a director of the Company since 1987. Prior to joining the Company, Mr. Stanger was the controller for Utah Medical from 1985 to August 1987. Prior to 1985, he was the corporate controller for Laser Corporation, American Laser and Modulaire Industries, Inc. Mr. Stanger is nominated to serve a two-year term expiring in 2008.

Michael E. Stillabower, M.D., 62, has been a director of the Company since March 1996. Dr. Stillabower has been a physician in private practice in Wilmington, Delaware since 1980. In 1999, Dr. Stillabower was appointed Director, Cardiovascular Research, Christiana Care Health Systems. From 1988 to 1999, he was chief of cardiology at the Medical Center of Delaware, where he had held a number of appointments including Director, Coronary Care Unit, from 1984 to 1988. In May 1995 he was appointed Clinical Associate Professor of Medicine, Jefferson Medical College in Philadelphia,

Pennsylvania, where he obtained his M.D. degree in 1976. He is an Elected Fellow of the American College of Cardiology and a member of other professional associations and is actively engaged in cardiology research, instruction and publication of related papers and abstracts. Dr. Stillabower is nominated to serve a one-year term expiring in 2007.

The Board of Directors recommends that shareholders vote FOR each of the foregoing nominees for the respective terms indicated above.

Directors Whose Terms of Office Continue

Rex C. Bean, 76, has been a director of the Company since 1988. Mr. Bean retired from the U.S. Air Force in 1987 and is principally engaged in the management of private investments. Mr. Bean’s term as a director expires in 2007.

Richard W. Edelman, 65, has been a director of the Company since 1988. He is the managing director and Dallas branch manager of Sanders Morris Harris, a stock brokerage firm. From 1998 to 2000, he was a Senior Vice President of Southwest Securities, Inc., a stock brokerage firm located in Dallas, Texas. From 1996 to 1998, he was Managing Director of Rodman & Renshaw, Inc., a stock brokerage firm. From 1987 to 1996, he was employed by Southwest Securities, Inc., as Senior Vice President. Prior to joining Southwest Securities, Inc., in 1987, Mr. Edelman was a securities analyst and Vice President for Schneider, Bernet and Hickman, a Dallas, Texas securities firm. Mr. Edelman obtained a Masters of Business Administration degree from Columbia University in 1966. Mr. Edelman’s term as a director expires in 2007.

James J. Ellis, 72, has been a director of the Company since November 1995. He has been Managing Partner of Ellis/Rosier Financial Services since 1992. Mr. Ellis served as General Manager of MONY Financial Services, Dallas, Texas, from 1979 until his retirement in 1992. He also serves as a director of Jack Henry & Associates, a publicly-traded company engaged in the sales and service of software for the banking industry. Mr. Ellis’ term as a director expires in 2008.

Committees, Meetings and Code of Ethics

The Board of Directors has a standing Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are Richard W. Edelman (Chairman), James J. Ellis and Rex C. Bean. The members of the Compensation Committee are James J. Ellis (Chairman), Rex C. Bean and Richard W. Edelman. The members of the Governance Committee are Rex C. Bean (Chairman), James J. Ellis, Richard W. Edelman and Michael E. Stillabower, M.D. The Company believes the following directors are independent directors for purposes of the Marketplace Rules of the Nasdaq National Market on which the Common Stock is currently quoted: Rex C. Bean, Richard W. Edelman, James J. Ellis, Franklin J. Miller, M.D. and Michael E. Stillabower, M.D.

The Governance Committee currently recommends to the Board of Directors certain director nominees and the amount of director compensation. The Governance Committee met three times in 2005. The Board of Directors will consider recommendations for director nominees by shareholders if the names of those nominees and relevant biographical information are submitted in writing to the Secretary of the Company in the manner described for shareholder nominations below under the heading “Proposals of Shareholders.”  All nominees, whether submitted by a shareholder or the Board of Directors, will be evaluated in the same manner. The current director nominees were recommended by the Board of Directors including the independent members thereof. The Board of Directors has adopted a Nominating and Corporate Governance Committee Charter, a copy of which was attached as Exhibit A to the Company’s proxy statement filed with the Securities and Exchange Commission in connection with the

Company’s 2005 annual meeting of shareholders and is also available on the Company’s Internet website (www.merit.com).

The Compensation Committee met seven times during 2005. The Compensation Committee oversees, reviews and approves all executive compensation and benefit programs of the Company.

The Audit Committee met six times during 2005 to review and discuss the Company’s accounting practices and procedures with the Company’s management and independent public accountants and to review the quarterly and annual financial statements of the Company. The Board of Directors has determined that Richard W. Edelman, who serves as the Audit Committee Chairman, is an audit committee financial expert as defined by Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934. All of the members of the Audit Committee are independent for purposes of the Marketplace Rules of the Nasdaq National Market on which the Common Stock is currently quoted. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was attached as Exhibit A to the Company’s proxy statement filed with the Securities and Exchange Commission in connection with the Company’s 2004 annual meeting of shareholders and is also available on the Company’s Internet website (www.merit.com).

The Company has adopted a Code of Ethics applicable to its principal executive officer and principal financial officers. The Code of Ethics is posted on the Company’s Internet website (www.merit.com).

During the fiscal year ended December 31, 2005, there were 20 meetings held by the Board of Directors. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of any committee on which he served.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers and directors to file with the Securities and Exchange Commission (the “Commission”) initial reports of ownership and reports of changes in ownership of the Common Stock and other securities that are derivative of the Common Stock. Executive officers and directors are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of those forms and written representations from the Company’s executive officers and directors, the Company believes that all Section 16(a) reports required to be filed by the Company’s officers and directors were filed.

Director Compensation

Each director of the Company receives an annual retainer of $22,000. Additionally, each director receives a fee of $2,000 per Board meeting attended in person; $750 for each telephonic Board meeting; and $400 for each telephonic Board briefing. Each member of the Audit Committee receives $1,000 per meeting and the Audit Committee chairperson receives an annual retainer of $5,000. Members of the Compensation Committee receive $1,000 for each meeting. Members of the Governance Committee are not paid additional amounts for attendance at Governance Committee meetings. If multiple committee meetings are held on the same day, directors attending those meetings are only paid the single highest fee. Directors who are also full-time employees of the Company do not receive meeting payments if the meetings are held during regular business hours. All directors are also reimbursed by the Company for their out-of-pocket travel and related expenses incurred in attending all Board of Directors and committee meetings. Directors are also eligible to participate in the Company’s equity incentive programs. During the year ended December 31, 2005 each director received an award of options to acquire 15,000 shares of Common Stock.

Shareholder Communication with the Board of Directors

The Board of Directors will receive communications from shareholders. All communications, except those related to shareholder proposals that are discussed below under the heading “Proposals of Shareholders,” must be sent to the Chairman of the Board of Directors at the Company’s executive offices at 1600 West Merit Parkway, South Jordan, Utah 84095. Communications submitted to the Board of Directors (other than communications received through the Company’s whistleblower hotline, which are reviewed and addressed by the Audit Committee of the Board of Directors) are reported to the other directors of the Company at the next regular meeting of the Board of Directors. All members of the Board of Directors are strongly encouraged to attend the Annual Meetings of Shareholders. All members of the Board of Directors were present at the 2005 Annual Meeting of Shareholders.

EXECUTIVE OFFICERS

In addition to Mr. Lampropoulos and Mr. Stanger, whose biographies are included previously in this Proxy Statement as directors of the Company, certain information is furnished with respect to the following executive officers of the Company:

B. Leigh Weintraub, 56, was appointed Chief Operating Officer in February 1997, from her previous position as Vice President of Operations of the Company where she served since April 1995. She was Director and Vice President of Regulatory Affairs and Quality Assurance of the Company from August 1993 to 1995. From 1992 to August 1993, she was Director of Regulatory Affairs and Clinical Programs for Endomedix, a medical device company based in Irvine, California. From 1988 to 1992, Ms. Weintraub was employed by Baxter Healthcare Corporation as manager of quality strategies and quality engineering and as project engineer, quality engineering. Ms. Weintraub completed an executive MBA program at Pepperdine University in April 1993.

Martin R. Stephens, 52, was appointed Executive Vice President of Sales in November 2004, from his previous position as Vice President of Business Development of the Company where he served since June 2004. Prior to joining the Company, Mr. Stephens was employed at Zions Utah Bancorporation, Salt Lake City, Utah, where he as served Vice President of Sales from 1989 to 2003. From 1988 to 2004, Mr. Stephens served as an elected Representative in the Utah House of Representatives and served as Speaker of the House from 1998 to 2004. Mr. Stephens graduated from Weber State University with a degree in Business Administration.

Darla R. Gill, 54, co-founder of the Company, was appointed Executive Vice President of Organizational Development of the Company in July 2006, from her previous position as Executive Vice President, Merit Medical Europe, where she managed the Company’s marketing, sales, logistics and customer service for Europe, Middle East and Africa since 1999. In 1998, Ms. Gill served as the Company’s Executive Vice President of New Business Development. From 1992 to 1997, Ms. Gill left the Company and became founder, President, CEO and Chairman of Momentum Medical Inc., Salt Lake City, Utah. From 1988 until 1992, Ms. Gill was a Director on Merit’s Board of Directors and served as Executive Vice President, Marketing and Sales. She graduated in 1986 with a Bachelors of Science of Business Administration degree from University of Phoenix.

Bryan R. Lampropoulos, 34, formerly served as Executive Vice President of Global OEM Sales and Marketing of the Company. Mr. Lampropoulos’ employment with the Company was terminated on August 1, 2005. Mr. Lampropoulos is the son of Fred P. Lampropoulos, the Company’s Chairman of the Board and Chief Executive Officer.

Compensation of Officers

The compensation of Fred P. Lampropoulos, the Company’s Chairman of the Board, Chief Executive Officer, and President and the Company’s other four most highly compensated executive officers who were paid at least $100,000 during the fiscal year ended December 31, 2005, is shown on the following pages in three tables and discussed in a report from the Compensation Committee of the Board of Directors set forth on page 12 below. In addition, the compensation of Bryan R. Lampropoulos, who served as the Company’s Executive Vice President of Global OEM Sales and Marketing until August 1, 2005, is shown because disclosure of his compensation would have been included in the following tables if he had been serving as an executive officer of the Company on December 31, 2005. The individuals identified in the following tables are referenced collectively as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation Awards
	Fiscal		Accrued		Options		All Other
Name and Position	Year	Salary	Bonus		SARS (#)		Compensation
Fred P. Lampropoulos	2005	$377,116	$96,524		130,000	(11)	$61,802	(1)(2)(12)
Chairman of the Board,	2004	305,000	268,305		67,000	(10)	26,608	(1)(2)
Chief Executive Officer and President	2003	305,000	346,300		140,778	(9)	16,231	(1)(2)

Bryan R. Lampropoulos	2005		382,496	(6)			188,354	(1)(2)(3)(4)
Executive Vice President,	2004		602,571	(7)	26,000	(10)	14,075	(1)(2)
of Global OEM Sales & Marketing	2003		485,231	(8)	49,556	(9)	13,264	(1)(2)(4)

Martin R. Stephens	2005	200,000	70,250		20,000	(11)	11,548	(2)(4)
Executive Vice President of Sales	2004	70,673	25,550		25,000	(10)	1,715	(2)

Kent W. Stanger	2005	200,000	35,724		35,000	(11)	28,725	(2)(12)
Chief Financial Officer,	2004	200,000	102,233		41,000	(10)	14,228	(1)(2)
Secretary, Treasurer and Director	2003	200,000	153,928		91,223	(9)	4,500	(2)

B. Leigh Weintraub	2005	200,000	35,000		20,000	(11)	4,725	(2)
Chief Operating Officer	2004	200,000	98,398		26,000	(10)	4,426	(2)
	2003	200,000	97,278		49,556	(9)	8,347	(1)(2)

Darla R. Gill	2005	200,000	12,528		10,000	(11)	4,725	(2)
Executive Vice President of	2004	200,000	66,758		13,000	(10)	4,613	(2)
Organization Development	2003	188,462	76,575		54,110	(9)	16,823	(1)(2)

(1)   Includes vacation benefits paid to the Named Executive Officers in cash in lieu of benefits in the following amounts for the years ended December 31, 2005, 2004 and 2003, respectively: Fred P. Lampropoulos $33,077, $21,995, $11,731; Bryan R. Lampropoulos $4,038, $9,462, $5,885; Martin R. Stephens $0, $0, $0; Kent W. Stanger $0, $9,615, $0; B. Leigh Weintraub $0, $0, $3,847 and Darla R. Gill $0, $0, $12,323.

(2)   Amounts shown reflect contributions made by the Company for the benefit of the Named Executive Officers under the formula plan provision of the Company’s 401(k) Profit Sharing Plan in the following amounts for the years ended December 31, 2005, 2004 and 2003, respectively: Fred P. Lampropoulos $4,725, $4,613, $4,500; Bryan R. Lampropoulos $4,725, $4,613, $4,500;

Martin R. Stephens $4,725, $1,715, $0; Kent W. Stanger $4,725, $4,613, $4,500;  B. Leigh Weintraub $4,725, $4,426, $4,500 and Darla R. Gill $4,725, $4,613 and $4,500.

(3)   Mr. Lampropoulos’ employment with the Company was terminated on August 1, 2005. During the fiscal year ended December 31, 2005, the Company paid Mr. Lampropoulos $173,077 in termination-related payments, paid in 10 equal, bi-weekly installments. In addition, the Company has agreed to pay Mr. Lampropoulos an additional $276,923 in termination-related payments, payable in 16 equal bi-weekly installments through August 2006.

(4)   Includes income from the Company’s Non-Qualified Employee Stock Purchase Plan in the following amounts for the years ended December 31, 2005, 2004 and 2003, respectively: Bryan R. Lampropoulos $6,514, $0, $2,879; Martin R. Stephens $6,823, $0, $0.

(5)   All option amounts reflect 4-for-3 stock splits effective August 15, 2003 and December 3, 2003.

(6)   Bonus amount for 2005 is made up of $381,996 in commission and $500 in bonus.

(7)   Bonus amount for 2004 is made up of $572,251 in commission and $30,320 in bonus.

(8)   Bonus amount for 2003 is made up of $451,481 in commission and $33,750 in bonus.

(9)   2003 options include the grant for 2004 granted on December 13, 2003.

(10) 2004 options include the grant for 2005 granted on December 18, 2004.

(11) 2005 options include the grant for 2006 granted on December 28, 2005.

(12) Includes receipt of retainer paid to all directors of the Company, in the amount of $22,000, and receipt of directors’ meeting fees, in the amount of $2,000, for attendance at meetings of the Board of Directors held outside the Company’s regular business hours.

Option Grants in Last Fiscal Year

The following table sets forth individual grants of stock options made to the Named Executive Officers during the fiscal year ended December 31, 2005. As of December 31, 2005, the Company had not granted any stock appreciation rights. The exercise prices of all options granted during the year ended December 31, 2005 were not less than the market price of the Common Stock as of the date of grant.

Name Granted	Number of Securities Underlying Options Granted		Percentage of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
						5%	10%
Fred P. Lampropoulos	15,000	(1)	2.1%	$14.26	5/25/2015	$134,521	$340,902
	40,000	(1)(2)	5.7%	12.14	12/28/2015	305,391	773,921
	75,000	(1)	10.7%	17.99	7/15/2015	848,536	2,150,357
Bryan R. Lampropoulos(3)	0
Marty R. Stephens	20,000	(1)(2)	2.9%	12.14	12/28/2015	152,696	386,961
Kent W. Stanger	15,000	(1)	2.1%	14.26	5/25/2015	134,521	340,902
	20,000	(1)(2)	2.9%	12.14	12/28/2015	152,696	386,961
B. Leigh Weintraub	20,000	(1)(2)	2.9%	12.14	12/28/2015	152,696	386,961
Darla R. Gill	10,000	(1)(2)	1.4%	12.14	12/28/2015	76,348	193,480

(1)             Subject to an immediate vesting period.

(2)             2005 options include the grant for 2006 granted on December 28, 2005.

(3)             Mr. Lampropoulos’ employment with the Company was terminated on August 1, 2005.

Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values

The following table sets forth the number of shares of Common Stock acquired during the fiscal year ended December 31, 2005 upon the exercise of stock options, the value realized upon that exercise, the number of unexercised stock options held on December 31, 2005, and the aggregate value of those options held by the Named Executive Officers:

	Number of Shares Acquired	Value Realized on	Number of Unexercised Options at December 31, 2005(1)		Value of Unexercised In-the-Money Options at December 31, 2005(2)
Name	on Exercise(1)	Exercise	Exercisable	Unexercisable	Exercisable	Unexercisable
Fred P. Lampropoulos	131,944	$1,653,258	500,667	82,665	$1,633,949	$406,606
Bryan R. Lampropoulos(3)	32,666	132,983
Martin R. Stephens			41,000	4,000	0	0
Kent W. Stanger	76,389	957,918	271,445	41,332	991,215	203,301
B. Leigh Weintraub			112,002	41,332	266,807	203,301
Darla R. Gill	18,890	125,231	53,290	38,263	56,736	130,965

(1)    All option amounts and prices have been adjusted to reflect 5-for-4 stock splits effective August 28, 2001 and April 12, 2002, and 4-for-3 stock splits effective August 15, 2003 and December 3, 2003.

(2)    Reflects the difference between the exercise price of the options granted and the value of a share of Common Stock on December 30, 2005. The closing sale price of the Common Stock on December 30, 2005, as reported by Nasdaq, was $12.14 per share.

(3)    Mr. Lampropoulos’ employment with the Company was terminated on August 1, 2005.

Change of Control Employment Agreements

The Board of Directors has approved Change of Control Employment Agreements (the “Employment Agreements”) for each of the Named Executive Officers. The Employment Agreements provide benefits in the event of a change of control of the Company and payments and benefits in the event of termination of employment under certain circumstances.

The Employment Agreements provide for the continued employment of the applicable Named Executive Officer for two years following a change of control (three years in the case of Mr. Fred P. Lampropoulos) (the “Employment Period”) in essentially the position held prior to the change of control and at an annual base salary and average annual bonus based on the salary paid during the last fiscal year and the average of the bonuses paid during the three fiscal years prior to the change of control. In addition, during the Employment Period, the Named Executive Officers are entitled to participate in all retirement plans, benefit plans and other employee benefits in effect prior to the change of control or, if more favorable, in those benefit programs provided to employees after the change of control.

Upon termination of employment by the Company following a change of control, other than for death, disability or cause, or if the Named Executive Officer terminates employment for good reason, the Named Executive Officer is entitled to receive the sum of (i) his or her base salary and bonus through the date of termination, (ii) any accrued or deferred compensation or benefits, (iii) an amount equal to the Named Executive Officer’s annual base salary and average annual bonus multiplied by the number of whole or fractional years remaining in the Employment Period, and (iv) continued coverage during the remainder of the Employment Period under the Company’s benefit plans, programs, practices or policies. The Employment Agreements provide that the Named Executive Officers may voluntarily terminate employment during a 30-day window period following the first 12 months of the Employment Period and that such a termination will be deemed for good reason. If termination of the employment of a Named Executive Officer occurs that is not related to a change of control and is for other than death, disability or cause, the Named Executive Officer is entitled to receive the sum of (i) and (ii) above, plus a sum equal to his or her annual base compensation and average bonus (based on the base salary paid during the last fiscal year and bonuses paid during the last three fiscal years).

If termination of employment of a Named Executive Officer occurs by reason of death or disability, he or she shall be entitled to payment of base salary and bonus through the date of termination, any deferred or accrued benefits, and other death or disability benefits equal to the most favorable benefits provided by the Company to other employees and their families. If the Named Executive Officer is terminated for cause during the Employment Period, the Company is obligated to pay to the Named Executive Officer his or her annual base salary through the date of termination, the amount of any compensation previously deferred, and any other benefits due through the date of termination, in each case to the extent not previously paid.

Related Party Transactions

During the period between January 1, 2005 and March 31, 2005, Franklin J. Miller, M.D., M.O. a director of the Company, provided medical consulting services to the Company. In exchange for such services, the Company paid Dr. Miller consulting fees in the amount of $13,193 during the year ended December 31, 2005.

Bryan R. Lampropoulos, who served as an Executive Vice President of the Company until August 1, 2005 and is identified above as one of the Named Executive Officers, is the son of Fred P. Lampropoulos, the Chairman of the Board, Chief Executive Officer, and President of the Company. Bryan R. Lampropoulos’ employment with the Company terminated August 1, 2005. During the fiscal year ended December 31, 2005, the Company paid to Bryan R. Lampropoulos total compensation of $173,077. Pursuant to the terms of a severance agreement executed by the Company and Mr. Lampropoulos upon his departure from the Company, the Company is committed to pay to Mr. Lampropoulos an additional aggregate amount of $276,923 in bi-weekly payments through August 2006. Additional information regarding compensation paid to Bryan R. Lampropoulos for the three fiscal years ending December 31, 2003, 2004 and 2005 is set forth above under the headings “Compensation of Officers,” “Option Grants in Last Fiscal Year” and “Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values.”

Anne-Marie Wright, an employee of the Company, is the wife of Fred P. Lampropoulos, the Chairman of the Board, Chief Executive Officer, and President of the Company. Ms. Wright serves as the Vice President of Corporate Communications of the Company. During the fiscal year ended December 31, 2005, the Company paid to Ms. Wright total compensation (including salary and bonus) of $80,663. Ms. Wright is also eligible to participate in the Company’s equity incentive programs and during the year ended December 31, 2005 she received options to purchase 2,500 shares of Common Stock.

Report of the Compensation Committee

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that incorporates by reference, in whole or in part, subsequent filings including, without limitation, this Proxy Statement, the following Report of the Compensation Committee, the Report of the Audit Committee and the Performance Graph set forth herein shall not be deemed to be incorporated by reference into any such filings.

General.   The Company’s executive compensation program is administered by the Compensation Committee, which is responsible for establishing the policies and amounts of compensation for the Company’s executive officers. The Compensation Committee, composed of three independent directors, has oversight responsibility for executive compensation and the executive benefit programs of the Company.

Executive Compensation Principles.   The Company’s executive compensation program is designed to align executive compensation with the values, objectives and performance of the Company. The executive compensation program is designed to achieve the following objectives:

•       Attract and retain highly qualified individuals who are capable of making significant contributions to the long-term success of the Company;

•       Reward executive officers for long-term strategic management and the enhancement of shareholder value; and

•       Promote a performance-oriented environment that encourages Company and individual achievement.

Executive Compensation Program.   The Company’s executive compensation program consists of both cash and equity-based compensation. The components of the Company’s executive compensation program and the policies that govern their implementation are outlined briefly below.

Cash Compensation.   The Company’s cash compensation policy is designed to provide competitive levels of compensation to attract and retain qualified individuals and to reward individual initiative and achievement. The Company’s existing executive compensation program is a base compensation plan with a bonus compensation element.

The salary for Fred P. Lampropoulos, the Company’s Chairman of the Board, Chief Executive Officer, and President, is based generally upon comparisons with levels of compensation paid to Chief Executive Officers of other comparably-sized medical device manufacturers. The overall performance of the Company and the Company’s progress toward achieving specific objectives are also important factors in setting compensation for Mr. Lampropoulos.

Cash compensation for executive officers other than the Chief Executive Officer is based generally upon comparisons with comparably sized medical device manufacturers and is targeted at the mid-range of the salary levels of those manufacturers. Compensation of executive officers is based, in part, upon their respective responsibilities as compared to similar positions in comparable companies. The Compensation Committee also considers individual merit and the Company’s performance. It is the practice of the Committee to solicit and review recommendations of the Chief Executive Officer when determining salary levels for executive officers other than the Chief Executive Officer.

The Compensation Committee has established an annual incentive bonus program for the Chief Executive Officer. For the year ended December 31, 2005, Mr. Lampropoulos qualified for a partial bonus because the Company achieved goals established by the Board of Directors in each of following categories: project completion; expansion of facilities in order to increase production capacity; and assignment of inventions to the Company. For the year ending December 31, 2006, Mr. Lampropoulos will be entitled to receive base incentive compensation to be determined by the Compensation Committee if the Company achieves new goals established by the Compensation Committee in the following categories: sales; earnings; implementation of savings and margins programs; control of inventory growth; assimilation of acquisitions; and development of new products. If a goal for a particular category is not completely achieved, no portion of the base incentive compensation will be paid for that category. In addition, the Board of Directors may in its discretion declare and pay to the Chief Executive Officer additional bonus amounts in recognition of exceptional performance.

Equity-Based Compensation.   The Company has adopted various stock-based compensation plans that are designed to promote and advance the interests of the Company and its shareholders by strengthening the mutuality of interests between the executive officers of the Company and the Company’s shareholders. Since executive incentive compensation is based on shares of Common Stock, the value of those awards to executive officers increases as the value of the Common Stock increases.

Benefits.   The Company’s policy is to provide an attractive benefit package to all employees. Executive officers of the Company are generally eligible to participate, on the terms and conditions applicable to all eligible employees of the Company, in the Merit Medical Systems 401(k) Profit Sharing Plan, a contributory savings and profit sharing plan for all Company employees over the age of 18. Certain executive officers may elect to defer certain awards or compensation under the Company’s employee benefit plans.

COMPENSATION COMMITTEE

James J. Ellis, Chairman
Richard W. Edelman
Rex C. Bean

Report of the Audit Committee

The Audit Committee met six times during the 2005 year to review the Company’s accounting practices and procedures with the Company’s management and independent auditor and to review the quarterly and annual financial statements of the Company. All members of the Audit Committee attended all such meetings. Additionally, the Audit Committee or Richard W. Edelman, its chairman, met with the Company’s independent auditors and management to review the financial information included in the audited financial statements. All members of the Audit Committee are “independent,” as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditor is responsible for performing an audit of the Company’s financial statements in accordance with generally accepted auditing standards in the United States of America and for expressing an opinion on those financial statements based on its audit. The Audit Committee reviews these processes on behalf of the Board of Directors. The Audit Committee has reviewed and discussed with the Company’s management and its independent auditor the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The Audit Committee has also reviewed and discussed management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the auditor’s opinion of management’s assessment, as well as the auditor’s opinion on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee also has discussed with the independent auditor the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committee), as amended.

The Audit Committee has received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with the independent auditor its independence. The Audit Committee has also considered whether the provision of the non-audit services described below under the caption Proposal No. 4 Ratification of Selection of Auditor, is compatible with maintaining the independence of the independent auditor.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Commission.

AUDIT COMMITTEE
Richard W. Edelman, Chairman
Rex C. Bean
James J. Ellis

Merit Medical Systems, Inc.
Comparison of Five Year-Cumulative Total Returns
Performance Graph

Prepared by the Center for Research in Security Prices
Produced on 03/27/06 including data to 12/30/05

1100
1000
900
800
700
600
500
400
300
200
100
0
12/29/00
12/31/01
12/31/02
12/31/03
12/31/04
12/30/05
599.5
168.1
91.1

L E G E N D

Symbol	Index Description	12/29/00	12/31/01	12/31/02	12/31/03	12/31/04	12/30/05
(thick solid line)	MERIT MEDICAL SYSTEMS, INC.	100.0	415.1	553.3	1099.3	754.6	599.5
(thin solid line)	Nasdaq Stock Market (US Companies)	100.0	79.3	54.8	82.0	89.2	91.1
(dashed line)	Nasdaq Stocks (SIC 3840-3849 US Companies) Surgical, Medical, and Dental Instruments and Supplies	100.0	109.2	89.3	130.4	152.4	168.1

Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to 100.0 on 12/29/2000.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information as of April 7, 2006, with respect to the beneficial ownership of shares of the Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, by each director, by each director nominee, by each Named Executive Officer and by all directors and executive officers as a group. Unless otherwise noted, each person named has sole voting and investment power with respect to the shares indicated. Percentages are based on 27,226,626 shares of Common Stock outstanding as of April 7, 2006.

	Beneficial Ownership
	Number of Shares	Percentage of Class
Principal Shareholders
Fidelity Management & Research Corp.(1)
82 Devonshire Street, Boston, MA 02109	4,066,393	14.9%
Burgundy Asset Management Ltd.(1)
181 Bay Street, Suite 4510, Toronto, Ontario M5J 2T3	1,603,733	5.9%
Munder Capital Management(1)
480 Pierce Street, Birmingham, MI 48009	1,526,886	5.6%
Unicredito Italiano S.P.A.(1)
Piazza Cordusio 2, 20123 Milan Italy	1,487,625	5.5%
The Bank of New York Co., Inc.(1)
One Wall Street, New York, NY 10004	1,429,417	5.3%

Officers, Directors and Nominees
Fred P. Lampropoulos(2)(3)	1,371,570	4.9%
Kent W. Stanger(2)(3)	918,939	3.3%
Rex C. Bean(3)	348,926	1.3%
Michael E. Stillabower, M.D.(3)	139,443	*
B. Leigh Weintraub(2)(3)	133,171	*
James J. Ellis(3)	110,155	*
Richard W. Edelman(3)	75,776	*
Darla R. Gill(2)(3)	68,547	*
Martin R. Stephens(2)(3)	50,309	*
Franklin J. Miller, M.D.(3)(4)	31,411	*
Bryan R. Lampropolous	0	*
Total of Officers and Directors	3,248,247	11.3%

*       Represents holdings of less than 1%

(1)    Based on the most recent Schedules 13G available on the website of the Securities and Exchange Commission as of April 7, 2006.

(2)    The computations above include the following share amounts that are held in the Company’s 401(k) Profit Sharing Plan on behalf of participants thereunder: Fred P. Lampropoulos 57,972 shares; Kent W. Stanger 51,015 shares; B. Leigh Weintraub 6,789 shares; Darla R. Gill 4,330 shares; Martin R. Stephens 2,419 shares; and all executive officers and directors as a group 122,525 shares.

(3)    The computations above include the following share amounts that are subject to options exercisable within 60 days of April 7, 2006, none of which have been exercised: Fred P. Lampropoulos 537,111 shares; Kent W. Stanger 289,667 shares; Rex C. Bean 117,221 shares; Michael E. Stillabower M.D. 117,221 shares; B. Leigh Weintraub 130,224 shares; James J. Ellis 89,444 shares; Richard W. Edelman 75,776 shares; Darla R. Gill, 68,267 shares; Martin R. Stephens 41,000 shares;

Franklin J. Miller, M.D. 15,000 shares; and all executive officers and directors as a group, 1,480,931 shares.

(4)    Reflects shares owned by the Franklin J. and Bonnie A. Miller Family Trust in the amount of 14,544 shares, and Franklin J. Miller, M.D., individually, in the amount of 1,867 shares.

PROPOSAL NO. 2—AMENDMENT OF THE MERIT MEDICAL EMPLOYEE STOCK PURCHASE PLAN AND THE MERIT SERVICES NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

General

On April 7, 2006, the Board of Directors adopted resolutions providing for the amendment of the Merit Medical Systems, Inc. 1996 Employee Stock Purchase Plan (the “Qualified Purchase Plan”) and the Merit Services Non-Qualified Employee Stock Purchase Plan (the “Non-Qualified Purchase Plan” and, collectively, with the Qualified Purchase Plan, the “Stock Purchase Plans”), subject to approval by the Company’s shareholders on or before June 30, 2006.

Proposed Amendments

Each of the Stock Purchase Plans currently provides that the last quarterly offering under the Plan shall expire on the last business day of June 2006 unless the Plan is extended by amendment prior to that date. After reviewing the Company’s experience with the operation of the Stock Purchase Plans, the Board of Directors has determined that it is in the best interests of the Company and its shareholders to extend the terms of the Stock Purchase Plans through the last business day of June 2016. The Board of Directors believes that the Stock Purchase Plans create a meaningful opportunity for the Company’s employees to acquire shares of Common Stock, which serves to align the interests of the Company’s employees with the interests of the Company and its shareholders. Accordingly, on April 7, 2006, the Board of Directors authorized the execution of a Third Amendment to the Merit Medical Systems, Inc., 1996 Employee Stock Purchase Plan and a Second Amendment to the Merit Services Non-Qualified Employee Stock Purchase Plan, in each case for the purpose of extending the terms of the Stock Purchase Plans for additional terms of ten years, through the last business day of June 2016. A copy of the foregoing amendments is set forth on Appendix A to this Proxy Statement.

The Board’s action to amend the Stock Purchase Plans is subject to receipt of shareholder approval prior to expiration of the Stock Purchase Plans on the last business day of June 2006. In the event that the shareholders of the Company do not approve the proposed amendments to the Stock Purchase Plans on or before the end of the last business day of June 2006, the Stock Purchase Plans will terminate on that date and no additional shares of Common Stock will be issued thereunder .

Plan Summary

The following description summarizes the principal features of the Stock Purchase Plans, but is qualified in its entirety by reference to the full text of the Stock Purchase Plans as filed with the Securities and Exchange Commission.

Description of the Stock Purchase Plans

Purpose.   The purpose of the Stock Purchase Plans is to provide a method whereby employees of the Company, and any subsidiary subsequently designated by the Company will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Board of Directors believes that the Stock Purchase Plans are important because they provide incentives to present and future employees by allowing them to share in the Company’s growth. The provisions of the Qualified Purchase Plan and the Non-Qualified Purchase Plan are substantially similar, with the principal exception that the Qualified Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the “Code”). The Non-Qualified Purchase Plan is not intended to qualify under Section 423 of the Code; accordingly, certain employees of the Company who are ineligible to participate in the Qualified Purchase Plan would be eligible to participate in the Non-Qualified Purchase Plan.

Administration.   The Stock Purchase Plans are administered by the Board of Directors or any committee thereof. The Board of Directors has the authority to interpret and construe all provisions of the Stock Purchase Plans and to make all decisions and determinations relating to the operation of the Stock Purchase Plans.

Duration.   The Qualified Purchase Plan was adopted effective as of April 15, 1996, and was amended on May 24, 2000 for the purpose, among others, of extending the term of the Qualified Purchase Plan through the last business day of June 2006. The Non-Qualified Plan was adopted effective as of March 21, 2001 and expires on the last business day of June 2006. If the proposal to amend the Stock Purchase Plans is approved at the Annual Meeting, the Stock Purchase Plans will remain in effect until the last business day of June 2016 or until earlier termination by the Board of Directors in accordance with their respective terms.

Shares Subject to Plan.   A maximum of 434,855 shares of Common Stock are available for issuance under the Stock Purchase Plans. In the event the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, the maximum number of shares available for issuance under the Stock Purchase Plans will be proportionately adjusted.

Eligibility.   Participation in the Qualified Purchase Plan is limited to employees of the Company and any subsidiary subsequently designated by the Company who have completed 30 days of continuous employment with the Company since their most recent employment commencement date. No employee will be granted an option under the Qualified Purchase Plan (i) if such employee would own or have the right to purchase 5% or more of the total combined voting power of the Company or (ii) which permits him or her to purchase in excess of $25,000 of Common Stock per calendar year. Participation in the Non-Qualified Purchase Plan is not conditioned upon the completion of 30 days of continuous employment with the Company; however, no employee will be granted an option under the Non-Qualified Purchase Plan which permits him or her to purchase in excess of $25,000 of Common Stock per calendar year.

Offerings Under the Plans.   The Stock Purchase Plans provide for four three-month offering periods, commencing on the first business day of each January, April, July and October in each of the years during the respective terms of the Stock Purchase Plans. Unless the proposal to amend the Stock Purchase Plans is approved at the Annual Meeting, the current offering periods under both Stock Purchase Plans, which commenced on April 1, 2006 and will terminate on the last business day of June 2006, will be the last offering periods under the Stock Purchase Plans.

Granting of Options.   On the applicable offering commencement date, a participating employee will granted an option to purchase the number of shares of Common Stock determined by dividing the participant’s balance in the plan account on the last day of the offering period by the purchase price per share of the Common Stock; provided, however, that the maximum number of shares of Common Stock that a participating employee may purchase under all employee stock purchase plans of the Company during any calendar year may not exceed $25,000 in fair market value.

Participation in an Offering.   An individual who is an eligible employee at the beginning of an offering may elect to participate in such offering by submitting an enrollment form to the Company authorizing the Company to make deductions from his or her pay on each payday during the time the employee is a participant at any rate designated by the employee, from a minimum of $5.00 per offering period to a maximum of 15% of the employee’s base pay. All such payroll deduction contributions will be held in a non-interest bearing account. An employee’s option to purchase shares of Common Stock will be deemed to have been exercised automatically on the offering termination date applicable to such offering, unless the employee gives written notice to the Company to withdraw such payroll deductions. The option will be deemed to have been exercised for the purchase of the number of full shares of Common Stock which the amount in the account will purchase (but not in excess of the maximum number of shares for which an option has been granted to the employee), and any excess in the account will be returned to the employee.

Exercise Price of Options.   The price per share to be paid by participants under the Stock Purchase Plans will not be less than 95% of the fair market value of the Common Stock on the applicable offering termination date. The fair market value of the Common Stock shall be the closing sales price as reported on The Nasdaq National Market on the applicable offering termination date or the nearest prior business day on which shares of the Common Stock traded.

Withdrawal; Termination of Employment.   Upon withdrawal by a participating employee prior to an offering termination date or the termination of a participant’s employment for any reason during an offering, including retirement and death, the option granted to such employee shall immediately terminate in its entirety, and the payroll deductions or other contributions credited to the participant’s account shall be returned to the participant, or, in the case of death, his or her designated beneficiary, and shall not be used to purchase shares of Common Stock under the Stock Purchase Plans.

Amendment and Termination.   The Board of Directors may, at any time and for any reason, amend or terminate either or both Stock Purchase Plans; provided, however, that to the extent necessary to comply with the rules of The Nasdaq National Market or any other securities exchange or market system on which Shares are listed or quoted, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company must obtain shareholder approval in such a manner and to such a degree as so required. Subject to certain exceptions, no termination, modification, or amendment of either of both Stock Purchase Plans may, without the consent of an employee then having an option under the applicable Stock Purchase Plan to purchase shares of Common Stock, adversely affect the rights of such employee under such option.

General Provisions.   No participant or his or her legal representatives, legatees or distributees will be deemed to be the holder of any shares of Common Stock subject to an offering until the option has been exercised and the purchase price for the shares has been paid. No payroll deductions credited to a participant’s stock purchase account nor any rights with regard to the exercise of an option to purchase shares of common stock under either or both Stock Purchase Plans may be assigned, transferred, pledged or otherwise disposed of in any way by a participant other than by will or the laws of descent and distribution. Options under the Stock Purchase Plans will be exercisable during a participant’s lifetime only by the participant.

Certain Federal Income Tax Consequences

The following is a brief summary of certain of United States federal income tax consequences relating to the Stock Purchase Plans. This summary is not intended to be complete and does not describe state, local, foreign, or other tax consequences. The tax information summarized is not tax advice.

Grant of Options.   The Qualified Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. The Non-Qualified Purchase Plan is not intended to qualify as an employee stock purchase plan under Section 423 of the Code. A recipient of options under either Stock Purchase Plan incurs no income tax liability, and the Company obtains no deduction, from the grant of the options. The payroll deductions and other contributions by a participant to his or her account, however, are made on an after-tax basis. Participants will not be entitled to deduct or exclude from income or employment taxes any part of their payroll deductions.

Exercise of Options.   An employee will not be subject to federal income tax upon the exercise of an option granted under the Qualified Purchase Plan, nor will the Company be entitled to a tax deduction by reason of such exercise. The employee will have a cost basis in the shares of Common Stock acquired upon such exercise equal to the option exercise price. With respect to the Non-Qualified Purchase Plan, the discount received by employees upon exercise will constitute ordinary wage income subject to federal income and employment withholding taxes, and the Company will receive a corresponding deduction. The employee will have a cost basis in the shares of Common Stock acquired under the Non-Qualified Purchase Plan equal to the option exercise price plus the amount of the taxable discount.

Disposition of Shares Acquired Under the Qualified Purchase Plan.   In order to defer taxation on the difference between the fair market value and exercise price of shares acquired upon exercise of an option under the Qualified Purchase Plan, the employee must hold the shares during a holding period which runs through the later of one year after the option exercise date or two years after the date the option was granted. The only exceptions are for dispositions of shares upon death, as part of a tax-free exchange of shares in a corporate reorganization, into joint tenancy with right of survivorship with one other person, or the mere pledge or hypothecation of shares.

If an employee disposes of stock acquired under the Qualified Purchase Plan before expiration of the holding period in a manner not described above, such as by gift or ordinary sale of such shares, the employee must recognize as ordinary compensation income in the year of disposition the difference between the exercise price and the stock’s fair market value as of the date of exercise. This amount must be recognized as income even if it exceeds the fair market value of the shares as of the date of disposition or the amount of the sales proceeds received. In such an event, the Company will be entitled to a corresponding compensation expense deduction.

Disposition of shares after expiration of the required holding period (including disposition upon death) will result in the recognition of gain or loss in the amount of the difference between the amount realized on the sale of the shares and the exercise price for such shares. Any loss on such a sale will be a long-term capital loss. Any gain on such a sale will be taxed as ordinary compensation income up to the amount of the difference between exercise price and the stock’s fair market value as of the date of exercise, with any additional gain taxed as a long-term capital gain.

Disposition of Shares Acquired Under the Non-Qualified Purchase Plan.   An employee will recognize capital gain or loss upon any subsequent sale or other taxable disposition of shares acquired under the Non-Qualified Purchase Plan in an amount equal to the difference between the amount realized in such sale or other disposition and the employee’s tax basis in the shares sold. That gain will be short-term capital gain if the employee holds the shares less than twelve months from the date of issuance and long-term capital gain if the employee holds the shares more than twelve months.

Value of Benefits

The Company is unable to determine the amount of benefits that may be received by participants under the Stock Purchase Plans if the proposed amendments are approved, as participation is discretionary with each employee.

Certain Interests of Directors

In considering the recommendation of the Board of Directors with respect to the Stock Purchase Plans, shareholders should be aware that the members of the Board of Directors have certain interests which may present them with conflicts of interest in connection with such proposal. As discussed above, all employees of the Company, including directors and executive officers who meet designated eligibility criteria, are eligible to purchase Common Stock under the Qualified Purchase Plan. Employees of the Company, other than directors or executive officers, are eligible to purchase shares of Common Stock under the Non-Qualified Purchase Plan.

The Board of Directors recognizes that adoption of the proposed amendments to the Stock Purchase Plans may benefit certain of the Company’s directors and their successors, but believes that approval of the proposed amendments to the Stock Purchase Plans will advance the Company’s interests and the interests of its shareholders by encouraging employees to make significant contributions to the Company’s long-term success.

The Board of Directors believes the amendment of the Stock Purchase Plans is in the best interests of the Company, and therefore unanimously recommends that the shareholders vote FOR approval of the proposal to amend the Stock Purchase Plans.

PROPOSAL NO. 3—APPROVAL OF THE MERIT MEDICAL, INC. 2006 LONG-TERM INCENTIVE PLAN

General

Since 1999, the Company has operated the Merit Medical Systems, Inc. 1999 Omnibus Stock Incentive Plan, which provides opportunities for the Company’s employees and other eligible participants to receive equity-based awards designed to align the interests of participants with the long-term objectives of the Company. In 2004, the Company’s shareholders approved the name change of the 1999 Omnibus Incentive Plan to the Merit Medical Systems, Inc Stock Incentive Plan (the “2004 Incentive Plan”). As of December 31, 2005, there were only 500 shares available for issuance pursuant to the 2004 Incentive Plan; however, as a result of forfeitures of options granted to former employees of the Company, as of April 12, 2006, there were 65,771 shares available for issuance under the 2004 Incentive Plan.

In April 2006, the Board of Directors reviewed the Company’s experience with the 2004 Incentive Plan, as well as prior equity-based award plans. The Board of Directors concluded that the operation of equity-based award plans has been beneficial to the Company and its shareholders. Among other benefits, the ability of the Company to grant equity-based awards to plan participants has enhanced the Company’s efforts to attract and retain qualified employees, directors, consultants and advisors. Given the limited number of awards which remain available for grant under the 2004 Incentive Plan, the Board of Directors determined that the adoption of a new, updated incentive plan is in the best interests of the Company and its shareholders.

Based upon the foregoing review, on April 7, 2006, the Board of Directors approved the Merit Medical, Inc. 2006 Long-Term Incentive Plan (the “Incentive Plan”), subject to approval by the Company’s shareholders at the Annual Meeting. The Incentive Plan provides for the grant of equity-based awards representing up to 1,500,000 additional shares of Common Stock. The Incentive Plan also incorporates updated features and provisions which the Board of Directors, after consultation with Company counsel and other advisors, concluded are consistent with the current expectations and preferences of institutional investors and other Company stakeholders. The Incentive Plan is intended to supplement the 2004 Incentive Plan. Notwithstanding the adoption of the Incentive Plan, all outstanding options under the 2004 Incentive Plan will remain outstanding.

The following description summarizes the principal features of the Incentive Plan, but is qualified in its entirety by reference to the full text of the Incentive Plan as set forth on Appendix B to this Proxy Statement.

Description of the Plan

Purpose.   The purpose of the Incentive Plan is to assist the Company and its subsidiaries in attracting and retaining selected individuals to serve as directors, employees, consultants and advisors. The Board of Directors believes that such individuals will contribute to the Company’s success in achieving its long-term objectives, which will inure to the benefit of all shareholders of the Company, through the incentives inherent in the awards granted under the Incentive Plan.

Eligibility.   All directors, employees, consultants and advisors of the Company and its subsidiaries are eligible to receive awards under the Incentive Plan.

Administration.   The Incentive Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to interpret and construe all provisions of the Incentive Plan and to make all decisions and determinations relating to the operation of the Incentive Plan, including the authority and discretion to: (i) select the individuals to receive stock option grants or other awards; (ii) determine the time or times when stock option grants or other awards will be granted and will vest; and (iii) establish the terms and conditions upon which awards may be exercised.

Duration.   The Incentive Plan will be effective on the date it is approved by the shareholders of the Company and continue until the tenth anniversary of such approval date. If shareholder approval is not obtained, the Incentive Plan will be null and void.

Shares Subject to Plan.   Upon shareholder approval, a maximum of 1,500,000 shares of Common Stock will be available for issuance under the Incentive Plan. Any shares subject to options or stock appreciation rights will be counted against the shares available for issuance as one (1) share for every share subject thereto. Any shares subject to awards other than options or stock appreciation rights will be counted against the shares available for issuance as two (2) shares for every one (1) share subject thereto. If an award under the Incentive Plan is forfeited, expires or is settled in cash, the subject shares shall again be available for grant under the Incentive Plan (such forfeited or settled shares, “Recycled Shares”). To the extent that a share that was subject to an award that counted as one (1) share against the Incentive Plan reserve becomes a Recycled Share, the Incentive Plan will be credited with one (1) share. To the extent that a share that was subject to an award that counted as two (2) shares against the Incentive Plan reserve becomes a Recycled Share, the Incentive Plan will be credited with two (2) shares. The following types of shares of Common Stock may not become again available for grant under the Incentive Plan: (i) shares tendered by the participant or withheld by the Company in payment of the purchase price of an option or in satisfaction of any tax withholding obligation; (ii) shares repurchased by the Company with option proceeds; or (iii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof.

In the event the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction (a “Recapitalization”), the maximum number of shares available for issuance under the Incentive Plan will be proportionately adjusted.

Awards Under the Incentive Plan

The Incentive Plan provides for the following types of awards (“Awards”): (i) stock options; (ii) stock appreciation rights; (iii) restricted stock; (iv) stock units (including restricted stock units); and (v) performance awards.

Stock Options.   The Compensation Committee may from time to time award options to any participant subject to the limitations described above. Stock options give the holder the right to purchase shares of the Common Stock within a specified time at a specified price. Two types of stock options may be granted under the Incentive Plan: incentive stock options, or “ISOs,” which are subject to special tax treatment as described below, and nonstatutory options, or “NSOs.” Eligibility for ISOs is limited to employees of the Company and its subsidiaries. The exercise price of an option cannot be less than the fair market value of a share of Common Stock at the time of grant. The expiration dates of options cannot be more than seven years after the date of the original grant. Other than pursuant to a Recapitalization, the Compensation Committee may not without the approval of the Company’s shareholders (i) lower the option price of an option after it is granted, (b) cancel an option when the option price exceeds the fair market value of the underlying shares in exchange for another Award, or (c) take any other action with respect to an option that may be treated as a repricing under the rules and regulations of The Nasdaq Stock Market.

Stock Appreciation Rights.   The Compensation Committee may grant stock appreciation rights under the Incentive Plan. A stock appreciation right entitles the holder upon exercise to receive an amount in cash, shares of Common Stock, other property, or a combination thereof (as determined by the Compensation Committee), computed by reference to appreciation in the value of the Common Stock. The exercise price of a stock appreciation right cannot be less than the fair market value of a share of Common Stock at the time of grant. The expiration dates of stock appreciation rights cannot be more than seven years after the date of the original grant

Restricted Stock.   The Compensation Committee may grant restricted shares of Common Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance criteria) as our Compensation Committee shall determine in its discretion. Awards of restricted shares of the Common Stock may be made in exchange for services or other lawful consideration. Generally, awards of restricted shares of Common Stock are subject to the requirement that the shares be forfeited to the Company unless specified conditions are met. Except for certain limited situations, grants of restricted shares of Common Stock will have a vesting period of not less than three years. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a shareholder of the Company, including the right to vote the shares.

Stock Units.   The Compensation Committee may grant stock units, including restricted stock units, having a value equal to an identical number of shares of Common Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance criteria) as our Compensation Committee shall determine in its discretion. If the requirements specified by our Compensation Committee are met, the grantee of such units will receive shares of Common Stock, cash, other property, or any combination thereof, equal to the fair market value of the corresponding number of shares of Common Stock.

Performance Awards.   The Compensation Committee may also make awards of performance shares or performance units subject to the satisfaction of specified performance criteria. Performance awards may be paid in shares of Common Stock, cash, other property, or any combination thereof. The performance criteria governing performance awards may based upon one or any combination of the following: gross sales; net sales; revenue; revenue growth; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income; division, group or corporate financial goals; return on equity; total shareholder return; return on assets or net assets; attainment of strategic and operational initiatives, including product development and introduction, facility expansion and business acquisitions; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models; comparisons with various stock market indices; reductions in costs; cash flow (before or after dividends) cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; cash margins; returns on inventory; inventory turnover; inventory management; other inventory measures; and revenue per employee.

Limitations on Grants

Subject to adjustment for a Recapitalization, no Incentive Plan participant may be granted (i) options or stock appreciation rights during any rolling 36-month period with respect to more than 600,000 shares of Common Stock or (ii) restricted stock, restricted stock units, or performance awards that are denominated in shares of Common Stock in any rolling 36-month period with respect to more than 300,000 shares of Common Stock (the “Limitations”). Additionally, the maximum dollar value payable to any participant in any rolling 12-month period with respect to performance awards is $10,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

General Provisions

Unless authorized by the Compensation Committee in the agreement evidencing an award granted under the Incentive Plan, Awards may not be transferred other than by will or the laws of descent and distribution, and may be exercised during the participant’s lifetime only by the participant or the participant’s guardian or legal representative. The Board of Directors may, from time to time, alter, amend, suspend or terminate the Incentive Plan. No grants may be made under the plan following the date of termination, although grants made prior to that date may remain outstanding following the termination of the Incentive Plan until their scheduled expiration date.

Certain Federal Income Tax Consequences

Tax Consequences to Participants

The following is a brief summary of certain of United States federal income tax consequences relating to awards under the Incentive Plan. This summary is not intended to be complete and does not describe state, local, foreign, or other tax consequences. The tax information summarized is not tax advice.

Nonqualified Stock Options (“NSOs”).   In general, (i) no income will be recognized by an optionee at the time an NSO is granted; (ii) at the time of exercise of an NSO, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares of Common Stock and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares of Common Stock acquired pursuant to the exercise of an NSO, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options (“ISOs”).   No income will be recognized by an optionee upon the grant of an ISO. In general, no income will be recognized upon the exercise of an ISO. However, the difference between the option price paid and the fair market value of the shares at exercise may constitute a preference item for the alternative minimum tax. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of the grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of Common Stock acquired upon the timely exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Stock Appreciation Rights.   No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock or other property received on the exercise.

Restricted Stock.   The recipient of restricted shares of Common Stock generally will not be subject to tax until the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the “Restrictions”). At such time the recipient will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted shares. Any appreciation (or depreciation) realized upon a later disposition of such shares will be treated as long-term or short-term capital gain (or loss) depending upon how long the shares have been held. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Restricted Stock Units.   Generally, no income will be recognized upon the award of restricted stock units. The recipient of a stock unit award generally will be subject to tax at ordinary income rates on any cash received and the fair market value of any unrestricted shares of Common Stock or other property on the date that such amounts are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units).

Performance Awards.   No income generally will be recognized upon the grant of a performance award. Upon payment in respect of a performance award, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock or other property received.

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, (ii) is an ordinary and necessary business expense, (iii) is not an “excess parachute payment” within the meaning of Section 280G of the Code, and (iv) is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Value of Benefits

The Company is unable to determine the amount of benefits that may be received by participants under the Incentive Plan if adopted, as grants of awards are discretionary with the Compensation Committee.

Certain Interests of Directors

In considering the recommendation of the Board of Directors with respect to the Incentive Plan, shareholders should be aware that the members of the Board of Directors have certain interests, which may present them with conflicts of interest in connection with such proposal. As discussed above, directors are eligible to receive awards under the Incentive Plan. The Board of Directors recognizes that adoption of the Incentive Plan may benefit the Company’s directors and their successors, but believes that approval of the Incentive Plan will advance the Company’s interests and the interests of its shareholders by encouraging directors, employees, consultants and advisors to make significant contributions to the Company’s long-term success.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table contains information regarding the Company’s equity compensation plans as of December 31, 2005 (in thousands):

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation Plans approved by security holders	4,288	(1),(3)	$10.67	435	(2),(3)
Equity compensation Plans not approved by security holders	100	(4)	$10.13
Total	4,388			435

(1)	Consists of 4,288,022 shares subject to options granted under the 2004 Incentive Plan.

(2)	Consists of 434,855 shares available to be issued under the Stock Purchase Plans and 500 shares available to be issued under the 2004 Incentive Plan.

(3)

See Note 10 to the Company’s consolidated financial statements set forth in Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for additional information regarding these plans.

(4)

Consist of warrants issued in connection with the Company’s acquisition of substantially all of the assets of MedSource Packaging Concepts LLC in 2004. See Note 3 to the Company’s consolidated financial statements set forth in Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for additional information regarding this acquisition.

The Board of Directors believes the Incentive Plan is in the best interests of the Company, and therefore unanimously recommends that the shareholders vote FOR approval of the Incentive Plan.

PROPOSAL NO. 4—RATIFICATION OF SELECTION OF AUDITOR

The Audit Committee has recommended, and the Board of Directors has selected, the firm of Deloitte & Touche LLP, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2006, subject to ratification by the Company’s shareholders. Deloitte & Touche LLP has acted as independent auditor for the Company since 1987. The Board of Directors anticipates that one or more representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Board of Directors recommends that shareholders vote FOR ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor.

Fees Paid to the Company’s Independent Registered Public Accounting Firm

The following table presents aggregate fees for audits of the Company’s consolidated financial statements and fees billed or other services rendered by Deloitte & Touche for the fiscal years ended December 31, 2005 and December 31, 2004.

	2005	2004
Audit(1)	$490,000	$412,000
Audit-Related(2)	47,000	41,000
Tax(3)	168,000	168,000
All Other(4)	0	196,000
Total	$705,000	$817,000

(1)

Audit Fees: The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) for professional services rendered for the audit and reviews of the Company’s financial statements filed with the SEC on Forms 10-K and 10-Q. Audit fees for 2005 also include fees for the audit of management’s assessment of the effectiveness of internal control over financial reporting under section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Audit-Related Fees: The aggregate fees billed by Deloitte for all audit-related services, consisting of an audit of the Company’s employee benefit plan and review of other SEC filings.

(3)	Tax Fees: The aggregate fees billed by Deloitte for tax compliance, tax advice and tax planning.

(4)	All Other Fees: The aggregate fees billed by Deloitte for all other non-audit services consisting of advisory consulting services on readiness efforts related to Sarbanes-Oxley Section 404 compliance.

Pre-Approval Policies and Procedures

The Audit Committee ensures that the Company engages its public accountants to provide only audit and non-audit services that are compatible with maintaining the independence of its public accountants. The Audit Committee approves or pre-approves all services provided by the Company’s public accountants. Permitted services include audit and audit-related services, tax and other non-audit related services. Certain services are identified as restricted. Restricted services are those services that may not be provided by the Company’s external public accountants, whether identified in statute or determined in the Company’s opinion to be incompatible with the role of an independent auditor. All fees identified in the preceding table were approved by the Audit Committee. During 2005, the Audit Committee reviewed all non-audit services provided by the Company’s external public accountants, and concluded that the provision of such non-audit services was compatible with maintaining the independence of the external public accountants.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. If, however, any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on that business in accordance with their best judgment.

PROPOSALS OF SHAREHOLDERS

In order to be included in the proxy statement and form of proxy relating to the Company’s annual meeting of shareholders to be held in 2007, proposals that shareholders intend to present at the Annual Meeting of Shareholders to be held in calendar year 2007 must be received by the Secretary of the Company at the Company’s executive offices (1600 West Merit Parkway, South Jordan, Utah 84095) no later than December 31, 2006. Pursuant to rules adopted by the Commission, if a shareholder intends to propose any matter for a vote at the Company’s annual meeting of shareholders to be held in the 2007 calendar year but fails to notify the Company of that intention prior to March 15, 2007, then a proxy solicited by the Board of Directors may be voted on that matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting the proxy and without the matter appearing as a separate item on the proxy card.

ADDITIONAL INFORMATION

The Company will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of that person, a copy of the Company’s 2005 Annual Report on Form 10-K, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the Commission. Written requests for that information should be directed to the Secretary of the Company at the address on the first page of this proxy statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Company delivers one proxy statement to each address where multiple record holders of its Common Stock reside, unless it has received instructions from a shareholder to the contrary. The Company will promptly deliver another proxy statement to any holder of its Common Stock living at a shared address where it has delivered only one proxy statement. Stockholders wishing to receive another copy of the proxy statement may deliver such request in writing to Corporate Secretary, Merit Medical Systems, Inc., 1600 West Merit Parkway, South Jordan, Utah  84095.

APPENDIX A

THIRD AMENDMENT TO
THE MERIT MEDICAL SYSTEMS, INC., 1996 EMPLOYEE STOCK PURCHASE PLAN
AND
SECOND AMENDMENT TO
THE MERIT SERVICES NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

THIS THIRD AMENDMENT TO THE MERIT MEDICAL SYSTEMS, INC., 1996 EMPLOYEE STOCK PURCHASE PLAN AND SECOND AMENDMENT TO THE MERIT SERVICES NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN (this “Amendment”) is hereby adopted by Merit Medical Systems, Inc., a Utah corporation (the “Company”), effective as of April 7, 2006:

WHEREAS, the Company has adopted and currently maintains the Merit Medical Systems, Inc., 1996 Employee Stock Purchase Plan (the “Qualified Plan”) and the Merit Services Non-Qualified Employee Stock Purchase Plan (the “Non-Qualified Plan” and, together with the Qualified Plan, the “Stock Purchase Plans”) for the benefit of its employees and other permitted participants; and

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders to amend the Stock Purchase Plans for the purpose of extending their respective terms for an additional period of ten years; and

WHEREAS, subject to the approval of the shareholders of the Company, which the Board of Directors of the Company intends to seek at the Company’s 2006 Annual Meeting of Shareholders, the Board of Directors hereby amends the Stock Purchase Plans in accordance with the following provisions.

NOW, THEREFORE, subject to approval of the Company’s shareholders, each of the Qualified Plan and the Non-Qualified Plan is hereby amended as follows, effective as of the date hereof:

1.                                  Amendment to Qualified Plan. Section 4.1 of the Qualified Plan is hereby amended to read in its entirety as follows:

4.1   Offerings. The Plan will be implemented by quarterly offerings of Common Stock beginning on the first business day of July, October, January and April each year and continuing to the last business day of the calendar quarter in which the Offering commenced. Each such quarterly offering is referred to in the Plan as an “Offering.”  The last quarterly Offering under the Plan shall expire on the last business day of June 2016 unless the Plan is extended by amendment prior to that date. Subject to Section 10.1 below, the maximum number of shares that may be issued in any Offering shall be 12,250 shares, plus unissued shares carried over from all prior Offerings under the Plan to the extent the number of shares issued in such prior Offerings was less than the maximum number of shares that could have been offered and issued in such Offerings.

2.                                  Amendment to Non-Qualified Plan. Section 4.1 of the Non-Qualified Plan is hereby amended to read in its entirety as follows:

4.1   Offerings. The Plan will be implemented by quarterly offerings of Common Stock beginning on the first business day of July, October, January and April each year and continuing to the last business day of the calendar quarter in which the Offering commenced. Each such quarterly offering is referred to in the Plan as an “Offering.”  The first such Offering shall commence on the first day of April 2001. The last quarterly Offering under the Plan shall expire on the last business day of June 2016 unless the Plan is extended by amendment prior to that date.

1

3.                                  Effective Date. This amendment shall be effective as of April 7, 2006 and shall apply to all Offerings under the Plan conducted subsequent to June 30, 2006.

4.                                  Ratification. In all respects, other than as specifically set forth in Sections 1 and 2 above, the Plans shall remain unaffected by this Amendment, the Plan shall continue in full force and effect, subject to the terms and conditions thereof, and in the event of any conflict, inconsistency, or incongruity between the provisions of this Amendment and any provisions of the Plan the provisions of this Amendment shall in all respects govern and control.

IN TESTIMONY WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer effective as of the 7th day of April, 2006.

MERIT MEDICAL SYSTEMS, INC.

By:	/s/ Kent W. Stanger
Its:	Chief Financial Officer
Name:	Kent W. Stanger

2

Appendix B

MERIT MEDICAL SYSTEMS, INC.

2006 LONG-TERM INCENTIVE PLAN

Merit Medical Systems, Inc. (the “Company”), a Utah corporation, hereby establishes and adopts the following 2006 Long-Term Incentive Plan (the “Plan”) effective as of the date specified in Section 13.13 below.

1.                                      PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.                                      DEFINITIONS

2.1.                            “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock Unit Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.2.                            “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder, including through an electronic medium.

2.3.                            “Board” shall mean the board of directors of the Company.

2.4.                            “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.5.                            “Committee” shall mean the Compensation Committee of the Board, consisting of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act; (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded).

2.6.                            “Covered Employee” shall mean an employee of the Company who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.7.                            “Director” shall mean a non-employee member of the Board.

2.8.                            “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.9.                            “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person’s becoming an employee of the Company or any Subsidiary. Solely for purposes of the Plan, an Employee shall also mean any consultant or advisor who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.10.                     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.11.                     “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be the per Share average of the high and low trading prices of the Shares as reported on the NASDAQ Stock Market on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported) or, if the Company is not then listed on the NASDAQ Stock Market, on such other principal securities exchange on which the Shares are traded, and if the Company is not listed on the NASDAQ Stock Market or any other securities exchange, the Fair Market Value of Shares shall be determined by the Committee in its sole discretion using appropriate criteria.

2.12.                     “Freestanding Stock Appreciation Right” shall have the meaning set forth in Section 6.1.

2.13.                     “Limitations” shall have the meaning set forth in Section 10.5.

2.14.                     “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.15.                     “Other Stock Unit Award” shall have the meaning set forth in Section 8.1.

2.16.                     “Participant” shall mean an Employee or Director who is selected by the Committee to receive an Award under the Plan.

2.17.                     “Payee” shall have the meaning set forth in Section 13.1.

2.18.                     “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 9.

2.19.                     “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.20.                     “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.21.                     “Performance Unit” shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated amount of property other than Shares (or cash), which value may be

2

paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.22.                     “Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.23.                     “Prior Plans” shall mean the Merit Medical Systems, Inc. Amended and Restated Stock Incentive Plan and the various “Predecessor Plans” as defined therein.

2.24.                     “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.25.                     “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.26.                     “Shares” shall mean the shares of common stock, no par value, of the Company.

2.27.                     “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Section 6.

2.28.                     “Subcommittee” shall mean a subcommittee of the Committee designated by the Committee.

2.29.                     “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.30.                     Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.31.                     “Tandem Stock Appreciation Right” shall have the meaning set forth in Section 6.1.

2.32.                     “Vesting Period” shall have the meaning set forth in Section 7.1.

3.                                      SHARES SUBJECT TO THE PLAN

3.1                               Number of Shares. (a)  Subject to adjustment as provided in Section 12.2, a total of 1,500,000 Shares shall be authorized for grant under the Plan. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options

3

or Stock Appreciation Rights shall be counted against this limit as two (2.0) Shares for every one (1) Share granted.

(b)                                 If any Shares subject to an Award are forfeited, any Options awarded under this Plan expire unexercised, or any Award is settled for cash, the Shares shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan, subject to Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, (iii) Shares repurchased by the Company with Option proceeds, and (iv) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof.

(c)                                  Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year.

(d)                                 Any Shares that again become available for grant pursuant to this Article shall be added back as one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan, and as two (2.0) Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

3.2.                            Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.                                      ELIGIBILITY AND ADMINISTRATION

4.1.                            Eligibility. Any Employee or Director shall be eligible to be selected as a Participant.

4.2.                            Administration. (a) The Plan shall be administered by the Committee. Subject to Section 4.2(c) below, the other provisions of the Plan and such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, the Committee shall have full power and authority to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the

4

Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)                                 Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A Participant or other holder of an Award may contest a decision or action of the Committee with respect to such person or Award only on the grounds that such decision is arbitrary and capricious or unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary and capricious or unlawful. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

(c)                                  The full Committee may also delegate to a Subcommittee the right to grant Awards to Employees who are not Directors or officers of the Company and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to Employees who are not Directors or officers of the Company.

(d)                                 Any action within the scope of its authority by a Subcommittee under Section 4.2(d) shall be deemed for all purposes under the Plan to have been taken by the full Committee and references in the Plan to the Committee shall be deemed to include the Subcommittee unless the context otherwise requires.

5.                                      OPTIONS

5.1.                            Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2.                            Award Agreements. All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3.                            Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and

5

regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded).

5.4.                            Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of seven (7) years from the date the Option is granted, except in the event of death or disability.

5.5.                            Exercise of Options. Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (b) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (c) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (d) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (e) through any other method specified in an Award Agreement, or (f) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

5.6.                            Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

5.7.                            Incentive Stock Options. The Committee may grant Options intended to qualify as “incentive stock options” as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Solely for the purposes of determining whether Shares are available for the grant of “incentive stock options” under the Plan, the maximum aggregate number of Shares with respect to which “incentive stock options” may be issued under the Plan shall be 1,500,000 Shares.

6

6.                                      STOCK APPRECIATION RIGHTS

6.1.                            Grant and Exercise. The Committee may provide Stock Appreciation Rights (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (“Tandem Stock Appreciation Right”), (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2.                            Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a)                                  Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise, over (ii) the designated based value per Share (the “Base Amount”) with respect to the right on the date of grant (or in the case of a Tandem Stock Appreciation Right on the date of grant of the related Option) as specified by the Committee in its sole discretion, which Base Amount per Share, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be.

(b)                                 Upon the exercise of a Stock Appreciation Right, the Committee shall determine in its sole discretion whether payment shall be made in cash, in whole Shares or other property, or any combination thereof.

(c)                                  Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or at any time thereafter before exercise or expiration of such Option.

(d)                                 Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the option price at which Shares can be acquired pursuant to the Option. In addition, (i) if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies, and (ii) no Tandem Stock Appreciation Right granted under the Plan to a person then subject to Section 16 of the Exchange Act shall be exercised during the first six (6) months of its term for cash, except as provided in Article 11.

(e)                                  Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised.

(f)                                    The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

7

(g)                                 The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate. Notwithstanding the foregoing provisions of this Section 6.2(g), but subject to Section 12.2, a Freestanding Stock Appreciation Right shall have the same terms and conditions as Options, including (i) a Base Amount per Share not less than Fair Market Value of a Share on the date of grant to an employee of the Company or a Subsidiary, and (ii) a term not greater than seven (7) years. In addition to the foregoing, but subject to Section 12.2, the Committee shall not without approval of the Company’s stock holders (a) reduce the Base Amount per Share under any Stock Appreciation Right after it is granted, (b) cancel a Stock Appreciation Right when the Base Amount per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded).

(h)                                 The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

7.                                      RESTRICTED STOCK AWARDS

7.1.                            Grants. Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award”), and such Restricted Stock Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee (the “Vesting Period”) subject to Section 7.4 below. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock.

7.2.                            Award Agreements. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards need not be the same with respect to each Participant

7.3.                            Rights of Holders of Restricted Stock. Beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock.

7.4.                            Minimum Vesting Period. Except for certain limited situations (including the death or disability or retirement of the Participant, or a Change in Control as defined in Article 11), or the achievement of performance objectives, Restricted Stock Awards subject solely to the continued service with the Company or a Subsidiary shall have a Vesting Period of not less than

8

three (3) years from date of grant (but permitting pro rata vesting over such time); provided that such minimum Vesting Period shall not be applicable to (i) grants to new hires to replace forfeited awards from a prior employer, or (ii) grants of Restricted Stock in payment of Performance Awards and other earned cash-based incentive compensation. Restricted Stock Awards subject to the achievement of performance objectives shall have a vesting period of not less than one year. Subject to the foregoing minimum Vesting Period requirements, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Award Agreement subject to such terms and conditions as the Committee shall deem appropriate.

8.                                      OTHER STOCK UNIT AWARDS

8.1.                            Grants. Other Awards of units having a value equal to an identical number of Shares (“Other Stock Unit Awards”) may be granted hereunder to Participants, in addition to other Awards granted under the Plan. Other Stock Unit Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based incentive compensation.

8.2.                            Award Agreements. The terms of Other Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant.

8.3.                            Vesting. Except for certain limited situations (including the death, disability or retirement of the Participant, or a Change in Control as defined in Article 11), or the achievement of performance objectives, Other Stock Unit Awards subject solely to the continued service with the Company or any Subsidiary shall be subject to a vesting period determined by the Committee of not less than three (3) years from date of grant (but permitting pro rata vesting over such time); provided, that such minimum vesting period shall not be applicable to (i) grants to new hires to replace forfeited awards from a prior employer, or (ii) grants of Other Stock Unit Awards in payment of Performance Awards and other earned cash-based incentive compensation. Other Stock Unit Awards subject to the achievement of performance objectives shall have a vesting period of not less than one year. Subject to the foregoing minimum vesting period requirements, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Other Stock Unit Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Award Agreement subject to such terms and conditions as the Committee shall deem appropriate.

8.4.                            Payment. Except as provided in Article 10 or as maybe provided in an Award Agreement, Other Stock Unit Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Other Stock Unit Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9

9.                                      PERFORMANCE AWARDS

9.1.                            Grants. Performance Awards in the form of Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.

9.2.                            Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3.                            Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee. The vesting period of any such Award shall not be less than one year.

9.4.                            Payment. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.                               CODE SECTION 162(m) PROVISIONS

10.1.                     Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2.                     Performance Criteria. If the Committee determines that a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: gross sales, net sales; revenue; sales growth; revenue growth; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income; division, group or corporate financial goals; return on equity; total shareholder return; return on assets or net assets; attainment of strategic and operational initiatives, including product development and

10

introduction, facility expansion and business acquisitions; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models; comparisons with various stock market indices; reductions in costs; cash flow (before or after dividends) cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; cash margins; returns on inventory; inventory turnover; inventory management; other inventory measures; and revenue per employee. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) reorganizations, restructurings and discontinued operations, (b) other extraordinary non-recurring items, (c) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (d) the cumulative effects of tax or accounting changes in accordance with generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

10.3.                     Adjustments. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.4.                     Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.5.                     Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any rolling 36-month period with respect to more than 600,000 Shares or (ii) Restricted Stock, Performance Awards and/or Other Stock Unit Awards that are denominated in Shares in any rolling 36-month period with respect to more than 300,000 Shares (the “Limitations”). In addition to the foregoing, the maximum dollar value payable to any Participant in any rolling 12-month period with respect to Performance Awards is $10,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

11.                               CHANGE IN CONTROL PROVISIONS

11.1.                     Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and

11

terminated without payment therefore if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or the Base Amount per Share of the Stock Appreciation Right, and (ii) all Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed.

11.2.                     Assumption or Substitution of Certain Awards.

(a)  Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, if a Participant’s employment with such successor company (or a subsidiary thereof) terminates within the time period following such Change in Control set forth in the Award Agreement and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for a period of time set forth in the Award Agreement, (ii) restrictions and deferral limitations on Restricted Stock shall lapse and the Restricted Stock shall become free of all restrictions and limitations and become fully vested, and (iii) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)                                 Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award: (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall immediately vest and become fully exercisable, (ii) restrictions and deferral limitations on Restricted Stock shall lapse and the Restricted Stock shall become free of all restrictions and limitations and become fully vested, and (iii) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all

12

restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

(c)                                  Notwithstanding any other provision of the Plan, the Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.3.                     Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:

(a)                                  During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b)                                 any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions:  (i) by the Company or any subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c) below, or (v) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by such person;

(c)                                  the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately

13

following such Business Combination:  (i) more than 60% of the total voting power of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation); and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”);

(d)                                 the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets; or

(e)                                  the occurrence of any other event that the Board determines by a duly approved resolution constitutes a Change in Control.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

14

12.                               GENERALLY APPLICABLE PROVISIONS

12.1.                     Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded) provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Freestanding Stock Appreciation Right specified by Section 5.5(g), (f) amend any provision of Section 10.5, or (g) take any action with respect to an Option or Stock Appreciation Right that may be treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded), including reducing the exercise price or Base Amount (as applicable) or exchanging an Option or Stock Appreciation Right for cash or another Award. In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.

12.2.                     Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the Limitations, the maximum number of Shares that may be issued under “incentive stock options” and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.3.                     Transferability of Awards. Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement, no Award and no Shares subject to Awards described in Article 8 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing if provided for in an Award Agreement, a Participant may assign or transfer an Award with the consent of the Committee (each transferee thereof, a “Permitted Assignee”) (a) to the Participant’s spouse, children, or grandchildren (including any adopted step children and grandchildren); (b) to a trust or partnership for the benefit of one or more person referred to in clause (a); or (c) for charitable

15

donations;  provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section. Any transfer of an Award or Shares in violation of this Section 12.3 shall be null and void.

12.4.                     Termination of Employment. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5.                     Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.

13.                               MISCELLANEOUS

13.1.                     Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the Participant’s minimum required tax

16

withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.

13.2.                     Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee or Director the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or Director at any time for any reason “at will.”  Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

13.3.                     Prospective Recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions of the Plan and Award Agreement.

13.4.                     Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5.                     Cancellation of Award. Notwithstanding anything to the contrary contained herein, all outstanding Awards granted to any Participant shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, establishes a relationship with a competitor of the Company or any Subsidiary or engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion. The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

13.6.                     Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Any provision herein to the contrary notwithstanding, the Company shall have no obligation to issue any Shares pursuant to an Award if the Committee determines in good faith that such issuance would violate applicable federal, state or foreign securities laws.

17

13.7.                     Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

13.8.                     Other Plans. Nothing contained in the Plan shall prevent the Board from granting options or awards under the Prior Plans or adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9.                     Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.10.              Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.11.              Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.12.              Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Utah, without reference to principles of conflict of laws, and construed accordingly.

18

13.13.              Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of a majority the shares voted at a duly constituted meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and no Award shall be granted until the stockholders of the Company approve the Plan. Awards may be granted under the Plan at any time and from time to time following stockholder approval of the Plan until the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.14.              Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

13.15.              Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.16.              Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

19

Appendix C

MERIT MEDICAL SYSTEMS, INC.

RESTATEMENT OF THE

1996

EMPLOYEE STOCK PURCHASE PLAN

This Restatement of the Merit Medical Systems, Inc., 1996 Employee Stock Purchase Plan is made effective as of July 1, 2000.

WHEREAS, Merit Medical Systems, Inc. (the “Company”) previously adopted and presently maintains the Merit Medical Systems, Inc. 1996 Employee Stock Purchase Plan (the “Plan”); and

WHEREAS, on May 24, 2000, the shareholders of the Company approved various amendments to the Plan, including an increase in the number of shares available for issuance under the Plan from  250,000 shares to 500,000 shares and an extension of the term of the Plan through June 30, 2006; and

WHEREAS, it is necessary and desirable to restate the Plan document to reflect the above amendments and to make certain other changes;

NOW, THEREFORE, the Plan document is restated to read in its entirety as follows:

ARTICLE 1. THE PLAN

The Company maintains the Plan to provide a method whereby employees of the Company and certain of its subsidiaries will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan shall be construed so as to meet all of the requirements of such a plan under Code Section 423.

ARTICLE 2. DEFINITIONS

2.1                                 Base Pay. “Base Pay” shall mean salary, wages, commissions, overtime, bonuses and  other regular cash pay before reduction for contributions to plans maintained under Code Sections 401(k) and 125 (such as profit sharing and cafeteria plans), but excluding fringe benefits, reimbursed expenses, stock options and other extraordinary forms of compensation.

2.2                                 Code. “Code” means the Internal Revenue Code of 1986, as amended.

2.3                                 Committee. “Committee” shall mean the committee described in Article 11.

2.4                                 Common Stock. “Common Stock” means the no par value Common Stock of the Company.

1

2.5                                 Company. “Company” means Merit Medical Systems, Inc., a Utah corporation.

2.6                                 Eligible Employee. “Eligible Employee” shall mean any common law employee of the Company or a participating Subsidiary who is scheduled to work 20 hours or more per week. Any provision herein to the contrary notwithstanding, no individual who the Company classifies for payroll purposes as an “Independent Contractor” or “Consultant” shall be eligible to participate in the Plan even if such individual is later determined by a governmental agency or court to actually have been a common-law employee.

2.7                                 Fair Market Value. “Fair Market Value” with respect to a share of Common Stock shall mean the closing sale price of the Common Stock on the applicable date (or the nearest prior business day on which shares of Common Stock traded if no shares of Common Stock traded on the applicable date) as reported on the NASDAQ/NMS or on such other exchange or quotation system on which the Common Stock is then listed or quoted.

2.8                                 NASDAQ/NMS. “NASDAQ/NMS” means the NASDAQ Stock Market/National Market System.

2.9                                 Offering. “Offering” shall have the meaning set forth in Section 4.1.

2.10                           Offering Commencement Date. “Offering Commencement Date” means the date on which the particular Offering begins.

2.11                           Offering Termination Date. “Offering Termination Date” means the date on which the particular Offering terminates.

2.12                           Participant. “Participant” means with respect to a given Offering, an Eligible Employee who has properly elected to participate in the Offering.

2.13                           Plan. “Plan” means the Merit Medical Systems, Inc. 1996 Employee Stock Purchase Plan as amended and restated herein.

2.14                           Subsidiary. “Subsidiary” shall mean any present or future corporation which would be a “subsidiary corporation” with respect to the Company as that term is defined in Code section 424. A Subsidiary’s employees shall participate in the Plan, however, only if they work for Sentir Semiconductor, Inc. or another Subsidiary that is designated as a participating Subsidiary by the Committee. References in the Plan to employment by, or periods of employment with, the Company include employment by or with all such participating Subsidiaries, including during periods of employment prior to such participation.

ARTICLE 3. ELIGIBILITY AND PARTICIPATION

3.1                                 Eligibility. Any Eligible Employee who has completed 30 days of continuous employment with the Company since his or her most recent date of hire prior to the Offering in question and is still employed by the Company on the applicable Offering Commencement Date shall be eligible to participate in such Offering. Whether or not an Eligible Employee participates in any Offering will not have any effect on eligibility in subsequent Offerings. No Employee may participate in an Offering that commences prior to the date he or she becomes an Eligible Employee and completes the thirty (30) day waiting period described above..

3.2                                 Restrictions on Participation. Notwithstanding any other Plan provision to the contrary, no Employee shall be granted an option to purchase Common Stock under the Plan:

2

(a)                                  if, immediately after the grant, such Eligible Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary (for purposes of this paragraph, the rules of section 424(d) of the Code shall apply in determining stock ownership of any employee); or

(b)                                 which permits the Eligible Employee’s rights to purchase stock under all employee stock purchase plans of the Company or any of its Subsidiaries to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is at any time outstanding.

3.3                                 Commencement of Participation.

(a)                                  An Eligible Employee may become a participant in an Offering by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the Employee Benefits Department of the Company during the month immediately preceding the applicable Offering Commencement Date for the Offering or at such other times or places as may be established from time to time by the Committee.

(b)                                 Payroll deductions for a Participant shall commence with the first payday on or after the applicable Offering Commencement Date when an authorization for a payroll deduction becomes effective and shall end with the last payday on or before the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the Participant as provided in Article 8.

ARTICLE 4. OFFERINGS

4.1                                 Offerings. The Plan will be implemented by quarterly offerings of Common Stock beginning on the first business day of July, October, January and April each year and continuing to the last business day of the calendar quarter in which the Offering commenced. Each such quarterly offering is referred to in the Plan as an “Offering.”  The last quarterly Offering under the Plan shall expire on the last business day of June 2006 unless the Plan is extended by amendment prior to that date. Subject to Section 10.1 below, the maximum number of shares that may be issued in any Offering shall be shall be 12,250 shares, plus unissued shares carried over from all prior Offerings under the Plan to the extent the number of shares issued in such prior Offerings was less than the maximum number of shares that could have been  offered and issued in such Offerings.

ARTICLE 5. PAYROLL DEDUCTIONS

5.1                                 Amount of Deduction. At the time a Participant files an authorization for payroll deduction, the Participant shall elect to have deductions made from the Participant’s pay on each payday during the time the Eligible Employee is a Participant in an Offering at any fixed dollar or percentage rate designated by the Eligible Employee but not less than $5.00 and not more than fifteen percent (15%) of the Participant’s Base Pay in effect during the Offering.

5.2                                 Participant’s Account. All payroll deductions made for a Participant shall be credited to a non-interest bearing account for the Participant under the Plan. A Participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.4 hereof.

5.3                                 Changes in Payroll Deductions. A Participant may discontinue participation in the Plan as provided in Article 8, but no other change can be made during an Offering and, specifically, a Participant may

3

not alter the amount of payroll deductions for that Offering. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2(b) herein, the Company may reduce (including a decrease to 0%) a Participant’s payroll deductions at any time during any Offering, in which case payroll deductions shall recommence at the rate provided in such Participant’s authorization for payroll deduction form at the beginning of the next Offering which is scheduled to end in the following calendar year, unless terminated by the Participant in accordance with Article 8.

5.4                                 Unpaid Leave of Absence. If a Participant goes on an authorized unpaid leave of absence, such Participant shall have the right to elect:  (a) to withdraw the balance in his or her account pursuant to Section 7.2 hereof, (b) to discontinue contributions to the Plan but remain a Participant in the Plan with respect to the amounts contributed prior to the cessation of contributions, or (c) to remain a Participant in the Plan during such leave of absence and undertaking to make cash payments to the Plan on each payday to the extent that amounts payable by the Company to such Participant are insufficient to meet such Participant’s authorized Plan payroll deductions. The options in (b) and (c) above are subject, however, to the limitations on the period of leaves of absence set forth in Section 8.3.

ARTICLE 6. GRANTING OF OPTIONS

6.1                                 Number of Option Shares.

On the applicable Offering Commencement Date, a participating Employee shall be deemed to have been granted an option to purchase on the Offering Termination Date a number of shares of Common Stock determined by dividing such participating Employee’s contributions accumulated prior to such Offering Termination Date and retained in the participating Employee’s account as of the Offering Termination Date by the applicable option price described in Section 6.2 below; provided, however, that the maximum number of shares of Common Stock an Employee may purchase during each Offering shall be limited in such manner as the Committee determines so that the aggregate number of shares of Common Stock that a Participant may purchase during any calendar year does not exceed the limitation of Code Section 423(b)(8) and Section 3.2(b) above (i.e., the maximum Offering Commencement Date Fair Market Value of Shares purchased may not exceed $25,000  per calendar year); and provided further that such purchases shall be subject to the limitations set forth in Article 10 and any other applicable provisions of the Plan.

6.2                                 Option Price. The option price of Common Stock purchased with payroll deductions made during each Offering for a Participant hereunder shall be the lesser of:

(a)                                  85% of the Fair Market Value of a share of Common Stock on the applicable Offering Commencement Date; or

(b)                                 85% of the Fair Market Value of a share of Common Stock on the applicable Offering Termination Date.

4

ARTICLE 7. EXERCISE OF OPTIONS

7.1                                 Automatic Exercise. Unless a Participant delivers written notice of withdrawal to the Company as hereinafter provided, the Participant’s option to purchase Common Stock with payroll deductions made during any Offering Period will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the Participant’s account at that time will purchase at the applicable option price (but not in excess of the maximum number of shares for which an option may be granted to the Participant pursuant to Sections 3.2(b) and  6.1), and any excess in the Participant’s account at that time will be returned to the Participant.

7.2                                 Withdrawal of Account. By written notice delivered to the Employee Benefits Department of the Company at any time prior to the Offering Termination Date applicable to any Offering, a Participant may elect to withdraw all the accumulated payroll deductions credited to the Participant’s account at such time.

7.3                                 Transferability of Option. During a Participant’s lifetime, options held by such Participant shall be exercisable only by that Participant.

7.4                                 Allocation of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will allocate to each Participant’s account established under the Plan the shares of Common Stock purchased upon exercise of the Participant’s option.

7.5                                 Restriction on Disposition of Shares. No Participant may sell, transfer or otherwise dispose of the shares purchased under this Plan within ninety (90) days after the acquisition of those shares and each Participant shall execute such agreements and take such further actions as the Company may require to give effect to such restrictions on transfer.

ARTICLE 8. WITHDRAWAL

8.1                                 In General. At anytime during an Offering, a Participant may withdraw from an Offering (and thereby withdraw payroll deductions credited to the Participant’s account under the Plan) at any time by delivering written notice to the Employee Benefits Department of the Company. All of the Participant’s payroll deduction amounts credited to the Participant’s account since commencement of the Offering will be paid to the Participant promptly after receipt of the Participant’s notice of withdrawal, and no further payroll deductions will be made from the Participant’s pay during such Offering. The Company may, at its option, treat any attempt to borrow by an employee on the security of the employee’s payroll deductions as an election, under Section 7.2, to withdraw such deductions.

8.2                                 Effect on Subsequent Participant. A Participant’s withdrawal from any Offering will not have any effect upon the Participant’s eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

8.3                                 Termination of Employment. Upon termination of the Participant’s employment for any reason including retirement (but excluding death while in the employ of the Company), the remaining payroll deduction amounts credited to the Participant’s account will be returned to the Participant, or, in the case of the death of the Participant subsequent to the termination of the Participant’s employment, to the person or persons entitled thereto under Section 12.1. A Participant’s employment shall not be considered terminated in the case of a leave of absence agreed to in writing by the Company, provided that such leave of absence is for a period of not more than 90 days or re-employment upon the expiration of such leave is guaranteed by contract or statute.

5

8.4           Termination of Employment Due to Death. Upon termination of the Participant’s employment because of death, the Participant’s beneficiary (as defined in Section 12.1) shall have the right to elect, by written notice given to the Employee Benefits Department of the Company prior to the Offering Termination Date, either:

(a)                                  to withdraw all of the payroll deductions credited to the Participant’s account under the Plan, or

(b)                                 to exercise the Participant’s option for the purchase of Common Stock on the Offering Termination Date next following the date of the Participant’s death for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the Participant’s account at the date of the Participant’s death will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary, without interest.

If no such written notice of election shall be duly received by the Employee Benefits Department of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the Participant’s option.

ARTICLE 9. INTEREST

9.1           Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant.

ARTICLE 10. STOCK

10.1         Maximum Shares. The maximum number of shares of common Stock that may be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.4, shall be 500,000 shares for all Offerings (including Offerings prior to the effective date of this restatement). If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article 6 exceeds the maximum number of shares for the applicable Offering or the maximum number of shares remaining available for all Offerings, the Company shall make a pro-rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant shall be returned to the Participant as promptly as possible.

10.2                           Participant’s Interest in Option Stock. A Participant will have no interest in stock covered by Plan options until such options have been exercised.

10.3                           Registration of Stock. Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Employee Benefits Department of the Company delivered prior to the Offering Termination Date applicable thereto, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship.

10.4                           Restrictions on Exercise. The Committee may, in its discretion, require as conditions to the exercise of any option that (i) the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange or automated quotation system, and (ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective.

6

ARTICLE 11. ADMINISTRATION

11.1                           Appointment of Committee. The Board of Directors may appoint a committee (the “Committee”) to administer the Plan, which shall consist of no fewer than three members of the Board of Directors. In the absence of such an appointment, the full Board of Directors of the Company shall serve as the Committee. As of the effective date hereof, the Company’s Compensation Committee was serving as the Committee.

11.2                           Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, to appoint custodians, accountants and other advisors, and to make all other determinations deemed necessary or advisable for administrating the Plan. The Committee’s determination on the foregoing matters shall be conclusive.

11.3                           Rules Governing the Administration of the Committee. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

ARTICLE 12. MISCELLANEOUS

12.1                           Designation of Beneficiary. A Participant may file with the Employee Benefits Department of the Company, a written designation of a beneficiary who is to receive any stock and/or cash under the Plan upon the Participant’s death. Such beneficiary designation may be changed by the Participant at any time by written notice to the Employee Benefits Department of the Company. Any designation of a Participant’s spouse shall be automatically revoked upon the final divorce of the Participant from that designated spouse. Upon the death of a Participant and upon receipt by the Company of proof of the identity and existence at the Participant’s death of a beneficiary validly designated by the Participant under the Plan, the Company shall deliver such stock and/or cash to such beneficiary. Upon the death of a Participant and in the absence of a validly designated surviving beneficiary, the Company shall deliver such stock and/or cash to the executor or administrator of the deceased Participant’s estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the deceased Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom such beneficiary has been designated, acquire any interest in the stock or cash credited to the Participant under the Plan.

12.2                           Transferability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7.2.

7

12.3         Use of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

12.4         Adjustment Upon Changes in Capitalization.

(a)                                  If, while any options are outstanding, the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number of kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and in the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the quarterly Offerings described in Article 4 hereof and the maximum number of shares reserved for issuance under Section 10 shall also be proportionately adjusted. No adjustments shall be made, however, for stock dividends. For purposes of this paragraph (a), any distribution of shares of shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

(b)                                 Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

12.5                           Amendment and Termination. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (a) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 12.4); or (b) change the designation of companies whose employees may be eligible for Offerings under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase Common Stock, adversely affect the rights of such Employee under such option.

12.6                           Effective Date. This restatement of the Plan is effective July 1, 2000. All options and Offerings prior to July 1, 2000 shall be governed by the terms and conditions of the Plan as in effect prior to this restatement.

12.7                           No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and it shall not be deemed to interfere in any way with the Company’s or any Subsidiary’s right to terminate, or otherwise modify or terminate, an employees’ employment at any time.

8

12.8                           Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant in the Plan, including, without limitation, such Participant’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

ARTICLE 13. EXECUTION

To record the restatement of the Plan as set forth above, the Company has caused its duly authorized officer to execute this Plan document this 1st day of July, 2000.

MERIT MEDICAL SYSTEMS, INC.

By:	/s/ Kent W. Stanger

Its:	Chief Financial Officer

9

SECOND AMENDMENT TO THE RESTATED

MERIT MEDICAL SYSTEMS, INC.

1996 STOCK PURCHASE PLAN

WHEREAS, Merit Medical Systems, Inc. (the “Company”) maintains the Merit Medical Systems, Inc. 1996 Employee Stock Purchase Plan (the “Plan”), which was restated effective July 1, 2000, and amended effective April 1, 2001; and

WHEREAS, the Company, acting through its board of directors, may amend the Plan at any time and from time to time;

THEREFORE, the Plan is hereby amended as follows effective January 1, 2006:

1.                                       Section 6.2 of the Plan is amended to read in its entirety as follows:

Option Price. The option price of Common Stock purchased with payroll deductions made during each Offering for a Participant hereunder shall be 95% of the Fair Market Value of a share of Common Stock on the applicable Offering Termination Date.

2.                                       Except as modified above, the Plan is hereby continued and ratified in all respects.

IN WITNESS WHEREOF, the Company has caused this Second Amendment to the Plan to be executed by its duly authorized officer this 8th day of October, 2005.

MERIT MEDICAL SYSTEMS, INC.

By:	/s/ Kent W. Stanger

Title:	Chief Financial Officer

FIRST AMENDMENT TO THE RESTATED

MERIT MEDICAL SYSTEM, INC.

1996 STOCK PURCHASE PLAN

WHEREAS, Merit Medical Systems, Inc. (“Company”) maintains the Merit Medical Systems, Inc. 1996 Employee Stock Purchase Plan (the “Plan”), which Plan was restated effective July 1, 2000:

WHEREAS, is necessary and desirable to amend the Plan in certain respects; and

WHEREAS, the Company, acting through its board of directors, may amend the Plan at any time and from time to time.

NOW, THEREFORE, the Plan is hereby amended as follows effective April 1, 2001:

1.                                       Section 5.1 of the Plan is amended to add the following sentence at the end thereof:

Any provision herein to the contrary notwithstanding, no payroll deductions shall be made under this Plan on behalf of any Participant who has received a “hardship distribution” under the Company’s 401(k) Profit Sharing Plan for a period of 12 months after the hardship distribution.

2.                                       The first sentence of Section 10.1 of the Plan is amended to read in its entirety as follows:

The maximum number of shares of Common Stock that may be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.4 below, shall be 430,000 shares for all Offerings (including Offerings prior to April 1, 2001).

3.                                       Except as modified above, the Plan is hereby continued and ratified in all respects.

IN TESTIMONY WHEREOF, the Company has caused this First Amendment to the Plan to be executed by its duly authorized officer this       day of                     , 2001.

MERIT MEDICAL SYSTEMS, INC.

By:	/s/ Kent W. Stanger

Its:	Chief Financial Officer

FIRST AMENDMENT TO THE MERIT SERVICES NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, Merit Medical Systems, Inc. (the “Company”) maintains the Merit Services Non-qualified Employee Stock Purchase Plan (the “Plan”) for the benefit of employees of Merit Services, Inc., which was adopted effective April 1, 2001; and

WHEREAS, the Company, acting through its board of directors, may amend the Plan at any time and from time to time;

THEREFORE, the Plan is hereby amended as follows effective January 1, 2006:

1.                                       Section 6.2 of the Plan is amended to read in its entirety as follows:

Option Price. The option price of Common Stock purchased with payroll deductions made during each Offering for a Participant hereunder shall be 95% of the Fair Market Value of a share of Common Stock on the applicable Offering Termination Date.

2.                                       Except as modified above, the Plan is hereby continued and ratified in all respects.

IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed by its duly authorized officer this 8th day of October, 2005.

MERIT MEDICAL SYSTEMS, INC.

By:	/s/ Kent W. Stanger

Title:	Chief Financial Officer

MERIT SERVICES NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, Merit Medical Systems, Inc. (the “Company”), previously adopted and presently maintains the Merit Medical Systems, Inc. 1996 Employee Stock Purchase Plan (the “Qualified Plan”) for the benefit of its employees, which Qualified Plan is intended to satisfy the requirements of Section 423 of the Internal Revenue Code of 1986 (the “Code”); and

WHEREAS, the Company desires to adopt a non-qualified employee stock purchase plan for employees of Merit Services, Inc., and executive officers of the Company who are ineligible to participate in the Qualified Plan.

NOW, THEREFORE, the Company hereby adopts the Merit Services Non-Qualified Employee Stock Purchase Plan to read in its entirety as follows effective April 1, 2001:

ARTICLE 1.                              THE PLAN

The Company is adopting the Plan to provide a method whereby certain employees will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Plan is not intended to qualify, and will not qualify, as an “employee stock purchase plan” under Section 423 of the Code.

ARTICLE 2.                              DEFINITIONS

2.1                                 Base Pay. “Base Pay” shall mean salary, wages, commissions, overtime, bonuses and other regular cash pay before reduction for contributions to plans maintained under Code Sections 401(k) and 125 (such as profitBsharing and cafeteria plans), but excluding fringe benefits, reimbursed expenses, stock options and other extraordinary forms of compensation.

2.2                                 Code. “Code” means the Internal Revenue Code of 1986, as amended.

2.3                                 Committee. “Committee” shall mean the committee described in Article 11.

2.4                                 Common Stock. “Common Stock” means the no par value Common Stock of the Company.

2.5                                 Company. “Company” means Merit Medical Systems, Inc., a Utah corporation.

2.6                                 Eligible Employee. “Eligible Employee” shall mean any common law employee of the Employer who is scheduled to work 20 hours or more per week, and any Executive Officer of the Company who is unable to participate in the Qualified Plan by virtue of the requirements of Code Section 423(b)(3). Any provision herein to the contrary notwithstanding, no individual who the Employer classifies for payroll purposes as an “independent contractor” or “consultant” shall be eligible to participate in the Plan even if such individual is later determined by a governmental agency or court to actually have been a common-law employee. Nor shall any director or executive officer of Company who is also employed by the Employer be eligible hereunder.

2.7                                 Employer. “Employer” means Merit Services, Inc., a Utah corporation.

1

2.8                                 Executive Officer. “Executive Officer” means an “officer” as defined in Securities and Exchange Commission Rule 16a-1.

2.9                                 Fair Market Value. “Fair Market Value” with respect to a share of Common Stock shall mean the closing sale price of the Common Stock on the applicable date (or the nearest prior business day on which shares of Common Stock traded if no shares of Common Stock traded on the applicable date) as reported on the NASDAQ/NMS or on such other exchange or quotation system on which the Common Stock is then listed or quoted.

2.10                           NASDAQ/NMS. “NASDAQ/NMS” means the NASDAQ Stock Market/National Market System.

2.11                           Offering. “Offering” shall have the meaning set forth in Section 4.1.

2.12                           Offering Commencement Date. “Offering Commencement Date” means the date on which the particular Offering begins.

2.13                           Offering Termination Date. “Offering Termination Date” means the date on which the particular Offering terminates.

2.14                           Participant. “Participant” means with respect to a given Offering, an Eligible Employee who has properly elected to participate in the Offering.

2.15                           Plan. “Plan” means the Merit Services Non-Qualified Employee Stock Purchase Plan as amended from time to time.

ARTICLE 3.                              ELIGIBILITY AND PARTICIPATION

3.1                                 Eligibility. Any Eligible Employee who has commenced employment with the Employer or the Company prior to the Offering in question and is still employed by the Employer or the Company on the applicable Offering Commencement Date shall be eligible to participate in such Offering. Whether or not an Eligible Employee participates in any Offering will not have any effect on eligibility in subsequent Offerings. No Employee may participate in an Offering that commences prior to the date he or she becomes an Eligible Employee.

3.2                                 Restrictions on Participation. Notwithstanding any other Plan provision to the contrary, no Employee shall be granted an option to purchase Common Stock under the Plan which permits the Eligible Employee’s rights to purchase stock under all employee stock purchase plans of the Company or any of its subsidiaries to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is at any time outstanding.

3.3                                 Commencement of Participation.

(a)                                  An Eligible Employee may become a participant in an Offering by completing an authorization for a payroll deduction on the form(s) provided by the Employer and/or the Company and filing it with the Organizational Development Department of the Company during the month immediately preceding the applicable Offering Commencement Date for the Offering or at such other times or places as may be established from time to time by the Committee.

2

(b)                                 Payroll deductions for a Participant shall commence with the first payday on or after the applicable Offering Commencement Date when an authorization for a payroll deduction becomes effective and shall end with the last payday on or before the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the Participant as provided in Article 8.

ARTICLE 4.                              OFFERINGS

4.1                                 Offerings. The Plan will be implemented by quarterly offerings of Common Stock beginning on the first business day of April, July, October, and January each year and continuing to the last business day of the calendar quarter in which the Offering commenced. Each such quarterly offering is referred to in the Plan as an “Offering.”  The first such Offering shall commence on the first day of April 2001. The last quarterly Offering under the Plan shall expire on the last business day of June 2006 unless the Plan is extended by amendment prior to that date.

ARTICLE 5.                              PAYROLL DEDUCTIONS

5.1                                 Amount of Deduction. At the time a Participant files an authorization for payroll deduction, the Participant shall elect to have deductions made from the Participant’s pay on each payday during the time the Eligible Employee is a Participant in an Offering at any fixed dollar or percentage rate designated by the Eligible Employee but not less than $5.00 and not more than fifteen percent (15%) of the Participant’s Base Pay in effect during the Offering. Any provision herein to the contrary notwithstanding, no payroll deduction contributions shall be made hereunder on behalf of any Participant who has received a hardship distribution from the Company’s 401(k) Profit Sharing Plan during the twelve month period following the date of such hardship distribution.

5.2                                 Participant’s Account. All payroll deductions made for a Participant shall be credited to a non-interest bearing account for the Participant under the Plan. A Participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.4 hereof.

5.3                                 Changes in Payroll Deductions. A Participant may discontinue participation in the Plan as provided in Article 8, but no other change can be made during an Offering and, specifically, a Participant may not alter the amount of payroll deductions for that Offering. Notwithstanding the foregoing, the Employer or the Company may reduce (including a decrease to 0%) a Participant’s payroll deductions at any time during any Offering, in which case payroll deductions shall recommence at the rate provided in such Participant’s authorization for payroll deduction form at the beginning of the next Offering which is scheduled to end in the following calendar year, unless terminated by the Participant in accordance with Article 8.

5.4                                 Unpaid Leave of Absence. If a Participant goes on an authorized unpaid leave of absence, such Participant shall have the right to elect:  (a) to withdraw the balance in his or her account pursuant to Section 7.2 hereof, (b) to discontinue contributions to the Plan but remain a Participant in the Plan with respect to the amounts contributed prior to the cessation of contributions, or (c) to remain a Participant in the Plan during such leave of absence and undertaking to make cash payments to the Plan on each payday to the extent that amounts payable by the Employer or the Company to such Participant are insufficient to meet such Participant’s authorized Plan payroll deductions. The options in (b) and (c) above are subject, however, to the limitations on the period of leaves of absence set forth in Section 8.3.

3

ARTICLE 6.                              GRANTING OF OPTIONS

6.1                                 Number of Option Shares.

On the applicable Offering Commencement Date, a participating Eligible Employee shall be deemed to have been granted an option to purchase on the Offering Termination Date a number of shares of Common Stock determined by dividing such Participant’s contributions accumulated prior to such Offering Termination Date and retained in the Participant’s account as of the Offering Termination Date by the applicable option price described in Section 6.2 below; provided, however, that the maximum number of shares of Common Stock a Participant may purchase during each Offering shall be limited in such manner as the Committee determines so that the aggregate number of shares of Common Stock that a Participant may purchase during any calendar year does not exceed the limitation of Section 3.2 above (i.e., the maximum Offering Commencement Date Fair Market Value of Shares purchased may not exceed $25,000 per calendar year); and provided further that such purchases shall be subject to the limitations set forth in Article 10 and any other applicable provisions of the Plan.

6.2           Option Price. The option price of Common Stock purchased with payroll deductions made during each Offering for a Participant hereunder shall be the lesser of:

(a)                                  85% of the Fair Market Value of a share of Common Stock on the applicable Offering Commencement Date; or

(b)                                 85% of the Fair Market Value of a share of Common Stock on the applicable Offering Termination Date.

ARTICLE 7.          EXERCISE OF OPTIONS

7.1                                 Automatic Exercise. Unless a Participant delivers written notice of withdrawal to the Company as hereinafter provided, the Participant’s option to purchase Common Stock with payroll deductions made during any Offering Period will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the Participant’s account at that time will purchase at the applicable option price (but not in excess of the maximum number of shares for which an option may be granted to the Participant pursuant to Sections 3.2 and 6.1), and any excess in the Participant’s account at that time will be returned to the Participant.

7.2                                 Withdrawal of Account. By written notice delivered to the Organizational Development Department of the Company at any time prior to the Offering Termination Date applicable to any Offering, a Participant may elect to withdraw all of the accumulated payroll deductions credited to the Participant’s account at such time.

7.3                                 Transferability of Option. During a Participant’s lifetime, options held by such Participant shall be exercisable only by that Participant.

7.4                                 Allocation of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will allocate to each Participant’s account established under the Plan the shares of Common Stock purchased upon exercise of the Participant’s option.

4

7.5                                 Restriction on Disposition of Shares. No Participant may sell, transfer or otherwise dispose of the shares purchased under this Plan within ninety (90) days after the acquisition of those shares and each Participant shall execute such agreements and take such further actions as the Company may require to give effect to such restrictions on transfer.

ARTICLE 8.                              WITHDRAWAL

8.1                                 In General. At anytime during an Offering, a Participant may withdraw from an Offering (and thereby withdraw payroll deductions credited to the Participant’s account under the Plan) by delivering written notice to his or her employer and the Organizational Development Department of the Company. All of the Participant’s payroll deduction amounts credited to the Participant’s account since commencement of the Offering will be paid to the Participant promptly after receipt of the Participant’s notice of withdrawal, and no further payroll deductions will be made from the Participant’s pay during such Offering. The Company may, at its option, treat any attempt to borrow by an employee on the security of the employee’s payroll deductions as an election, under Section 7.2, to withdraw such deductions.

8.2                                 Effect on Subsequent Participant. A Participant’s withdrawal from any Offering will not have any effect upon the Participant’s eligibility to participate in any succeeding Offering or in any similar plan that may hereafter be adopted by the Company.

8.3                                 Termination of Employment. Upon termination of the Participant’s employment for any reason including retirement (but excluding death while in the employ of the Employer), the remaining payroll deduction amounts credited to the Participant’s account will be returned to the Participant, or, in the case of the death of the Participant subsequent to the termination of the Participant’s employment, to the person or persons entitled thereto under Section 12.1. A Participant’s employment shall not be considered terminated in the case of a leave of absence agreed to in writing by the Employer or the Company, provided that such leave of absence is for a period of not more than 90 days or re-employment upon the expiration of such leave is guaranteed by contract or statute. Nor shall transfer of employment from the Employer directly to the Company or any other Company subsidiary be deemed a termination of employment until the first day of the Offering Period following the Offering Period in which such transfer occurs.

8.4           Termination of Employment Due to Death. Upon termination of the Participant’s employment because of death, the Participant’s beneficiary (as defined in Section 12.1) shall have the right to elect, by written notice given to the Organizational Development Department of the Company and the Employer prior to the Offering Termination Date, either:

(a)                                  to withdraw all of the payroll deductions credited to the Participant’s account under the Plan, or

(b)                                 to exercise the Participant’s option for the purchase of Common Stock on the Offering Termination Date next following the date of the Participant’s death for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the Participant’s account at the date of the Participant’s death will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary, without interest.

If no such written notice of election shall be duly received by the Organizational Development Department of the Company or the Employer, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the Participant’s option.

5

ARTICLE 9.                              INTEREST

9.1                                 Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant.

ARTICLE 10                           STOCK

10.1                           Maximum Shares. The maximum number of shares of common Stock that may be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.4, shall be 70,000 shares for all Offerings. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article 6 exceeds the maximum number of shares for the applicable Offering or the maximum number of shares remaining available for all Offerings, the Company shall make a proBrata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant shall be returned to the Participant as promptly as possible.

10.2                           Participant’s Interest in Option Stock. A Participant will have no interest in stock covered by Plan options until such options have been exercised.

10.3                           Registration of Stock. Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Organizational Development Department of the Company delivered prior to the Offering Termination Date applicable thereto, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship.

10.4                           Restrictions on Exercise. The Committee may, in its discretion, require as conditions to the exercise of any option that (i) the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange or automated quotation system, and (ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective.

ARTICLE 11.                        ADMINISTRATION

11.1                           Appointment of Committee. The Board of Directors of the Company may appoint a committee (the “Committee”) to administer the Plan, which shall consist of no fewer than three members of the Board of Directors. In the absence of such an appointment, the full Board of Directors of the Company shall serve as the Committee. As of the effective date, the Company=s Compensation Committee is serving as the Committee.

11.2                           Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, to appoint custodians, accountants and other advisors, and to make all other determinations deemed necessary or advisable for administrating the Plan. The Committee’s determination on the foregoing matters shall be conclusive.

11.3                           Rules Governing the Administration of the Committee. The Board of Directors of the Company may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct

6

any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

ARTICLE 12.                        MISCELLANEOUS

12.1                           Designation of Beneficiary. A Participant may file with the Organizational Development Department of the Company, a written designation of a beneficiary who is to receive any stock and/or cash under the Plan upon the Participant’s death. The Participant may change such beneficiary designation at any time by written notice to the Organizational Development Department of the Company. Any designation of a Participant=s spouse shall be automatically revoked upon the final divorce of the Participant from that designated spouse. Upon the death of a Participant and upon receipt by the Company of proof of the identity and existence at the Participant’s death of a beneficiary validly designated by the Participant under the Plan, the Company shall deliver such stock and/or cash to such beneficiary. Upon the death of a Participant and in the absence of a validly designated surviving beneficiary, the Company shall deliver such stock and/or cash to the executor or administrator of the deceased Participant’s estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the deceased Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom such beneficiary has been designated, acquire any interest in the stock or cash credited to the Participant under the Plan.

12.2                           Transferability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7.2.

12.3                           Use of Funds. The Employer and the Company may use all payroll deductions received or held by the Employer and the Company under this Plan for any corporate purpose and the Employer and the Company shall not be obligated to segregate such payroll deductions.

12.4                           Adjustment Upon Changes in Capitalization.

(a)                                  If, while any options are outstanding, the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number of kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and in the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares that may be offered in the quarterly Offerings described in Article 4 hereof and the maximum number of shares reserved for issuance under Section 10 shall also be proportionately adjusted. No adjustments shall be made, however, for stock dividends. For purposes of this paragraph (a), any distribution of shares of shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

(b)                                 Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the

7

surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors of the Company shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

12.5                           Amendment and Termination. The Board of Directors of the Company shall have complete power and authority to terminate or amend the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase Common Stock, adversely affect the rights of such Employee under such option.

12.6                           No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Employer, the Company or any other Company subsidiary, and it shall not be deemed to interfere in any way with the Employer’s, Company’s or any subsidiary’s right to terminate, or otherwise modify or terminate, an employees’ employment at any time.

12.7                           Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant in the Plan, including, without limitation, such Participant’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan document this 21st day of March, 2001.

MERIT MEDICAL SYSTEMS, INC.

By:	/s/ Kent W. Stanger
Its:	Chief Financial Officer

8

PROXY

MERIT MEDICAL SYSTEMS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Fred P. Lampropoulos and Kent W. Stanger and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of Merit Medical Systems, Inc., a Utah corporation (the “Company”), held of record by the undersigned on April 20, 2006 at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Merit Medical Systems, Inc. Corporate Offices, 1600 West Merit Parkway, South Jordan, Utah 84095, on Thursday, May 25, 2006, at 3:00 p.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1.               ELECTION OF FOUR DIRECTORS, each to serve for the term indicated or until his successor has been duly elected and qualified.

☐ FOR all nominees listed below (except as marked to the contrary).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

FOR A TERM OF ONE YEAR EXPIRING IN 2007

Dr. Michael E. Stillabower

FOR A TERM OF TWO YEARS EXPIRING IN 2008

Kent W. Stanger

FOR TERMS OF THREE YEARS EXPIRING IN 2009

Fred P. Lampropoulos               Dr. Franklin J. Miller

2.               PROPOSAL TO AMEND the Merit Medical Systems, Inc. 1996 Employee Stock Purchase Plan and the Merit Services Non-Qualified Employee Stock Purchase Plan.

☐ For	☐ Against	☐ Abstain

3.               PROPOSAL TO APPROVE the Merit Medical Systems, Inc. 2006 Long-Term Incentive Plan.

☐ For	☐ Against	☐ Abstain

4.               RATIFICATION OF THE APPOINTMENT of Deloitte & Touche LLP to serve as the independent auditor of the Company for the fiscal year ending December 31, 2006.

☐ For	☐ Against	☐ Abstain

5.               In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE FOR THE RESPECTIVE TERMS INDICATED, FOR THE PROPOSAL TO AMEND THE MERIT MEDICAL SYSTEMS, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN AND THE MERIT SERVICES NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN, FOR THE PROPOSAL TO APPROVE THE MERIT MEDICAL SYSTEMS, INC. 2006 LONG-TERM INCENTIVE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP TO SERVE AS THE INDEPENDENT AUDITOR OF THE COMPANY.

Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.

DATED:__________________________ 2006	____________________________________________ Signature

____________________________________________ Signature if held jointly

(Please sign above exactly as the shares are issued. When shares are held by joint tenants, both entities should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)